UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

EPICEPT CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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EPICEPT CORPORATION
777 Old Saw Mill River Road
Tarrytown, New York 10591

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 23, 2007

April 10, 2007
Dear Stockholder,

You are invited to attend the 2007 Annual Meeting of stockholders to be held at 10:00 AM on May 23, 2007, at the offices of Weil, Gotshal & Manges, LLP in New York, New York.

The Annual Meeting will include a report on our business operations, discussion and voting on the matters set forth in the accompanying notice of Annual Meeting and proxy statement, and discussion and voting on any other business matters properly brought before the meeting.

Whether or not you plan to attend, you can be sure your shares are represented at the meeting by promptly voting and submitting your proxy by Internet or by completing, signing, dating and returning your proxy form in the enclosed envelope.

Thank you for your continued support.

Cordially,

(-s- John V. Talley)

John V. Talley
President & Chief Executive Officer

[This page intentionally left blank]

EPICEPT CORPORATION
777 Old Saw Mill River Road
Tarrytown, New York 10591

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of EpiCept Corporation’s (“EpiCept” or the “Company”) will be held at the offices of Weil, Gotshal & Manges LLP, at 767 Fifth Avenue, New York, New York 10153, on May 23, 2007 at 10:00 AM, New York time, for the following purposes, all as more fully described in the attached Proxy Statement:

(a)	the election of two directors to serve for the ensuing three years until their respective successors are elected and qualified;

(b)	the ratification of the selection by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31, 2007;

(c)	amend the certificate of incorporation to increase the number of authorized shares of common stock to 80,000,000 shares;

(d)	amend the 2005 Equity Incentive Plan (the “Plan”) to increase the number of available shares to 7,000,000 shares and to authorize the issuance of restricted stock units within the Plan;

(e)	adjourn the Annual Meeting to solicit additional proxies in the event there are insufficient votes to approve any of the foregoing Proposals; and

(f)	such other business as may properly come before the Annual Meeting or any adjournment thereof.

You are cordially invited to attend the meeting in person. You are requested to either vote by Internet, or date, sign and return the accompanying form of proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the meeting in person. The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the meeting or any adjournment thereof. The prompt return of the proxy will be of assistance in preparing for the meeting and your cooperation in this respect will be appreciated.

A copy of the Company’s Annual Report for the year ended December 31, 2006 is enclosed.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Robert W. Cook
Robert W. Cook
Secretary

Tarrytown, New York
April 10, 2007

Page

Information About the 2007 Annual Meeting and Proxy Voting	1
Information About Communications with EpiCept and our Board of Directors	4
• Proposal One: Election of Directors	4
Information Concerning the Board of Directors, Board Committees and Corporate Governance	5
Information Relating to Directors, Director Nominees, Executive Officers and Significant Stockholders	9
Report of the Compensation Committee	16
Compensation of Executive Officers	16
Certain Relationships and Related Transactions	19
Common Stock Performance Graph	21
Section 16(a) Beneficial Ownership Reporting Compliance	21
Report of the Audit Committee	22
Independent Registered Public Accounting Firm	22
• Proposal Two: Ratification of Selection of Independent Registered Public Accounting Firm	23
• Proposal Three: Amendment of the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock	24
• Proposal Four: Amendment to the 2005 Equity Incentive Plan to Increase Number of Available Shares and to Authorize the Issuance of Restricted Stock Units	24
Types of Awards Presently Authorized Under the 2005 Equity Incentive Plan	26
Proposal to Amend Plan to Authorize Issuance of Restricted Stock Units	27
Additional Information About the 2005 Equity Incentive Plan	27
Certain Federal Income Tax Consequences	29
Comparison of Material Differences Between the Provisions of the 2005 Equity Incentive Plan	29
• Proposal Five: Adjournment of Annual Meeting	29
Appendix A: Charter of the Audit Committee	A-1
Appendix B: Charter of the Compensation Committee	B-1
Appendix C: Charter of the Corporate Governance and Nominating Committee	C-1
Appendix D: Supplemental Code of Ethics for the CEO And Senior Officers	D-1
Appendix E: 2005 Equity Incentive Plan	E-1

•	= To be voted on at the meeting

Every stockholder’s vote is important. Please complete, sign, date and return your proxy form, or submit your proxy by Internet.

EPICEPT CORPORATION
777 Old Saw Mill River Road
Tarrytown, New York 10591

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2007

This proxy statement and the accompanying proxy are being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for use in voting at the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of Weil, Gotshal & Manges LLP and any adjournments thereof. Distribution to stockholders of this proxy statement and a proxy form is scheduled to begin on or about April 21, 2007 to each stockholder of record at the close of business on April 5, 2007 (the “Record Date”).

Your vote is important. Whether or not you plan to attend the Annual Meeting, please take the time to vote your shares of common stock as soon as possible. You can ensure that your shares are voted at the meeting by submitting your proxy by Internet or by completing, signing, dating and returning the enclosed proxy card in the envelope provided. Submitting your proxy will not affect your right to attend the meeting and vote. A stockholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the Annual Meeting, by delivering a subsequent proxy or by notifying the inspector of election in writing of such revocation.

INFORMATION ABOUT THE 2007 ANNUAL MEETING AND PROXY VOTING

What Matters are to be Voted on at the Annual Meeting?

EpiCept intends to present the following proposals for stockholder consideration and voting at the Annual Meeting:

(1) the election of two directors to serve for the ensuing three years until their respective successors are elected and qualified;

(2) the ratification of the selection by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31, 2007;

(3) amend the certificate of incorporation to increase the number of authorized shares of common stock to 80,000,000 shares;

(4) amend the 2005 Equity Incentive Plan to increase number of available shares to 7,000,000 shares and to authorize the issuance of restricted stock units;

(5) adjourn the Annual Meeting to solicit additional proxies in the event there are insufficient votes to approve any of the foregoing Proposals; and

(6) such other business as may properly come before the Annual Meeting or any adjournment thereof.

What is the Board’s Recommendation?

The Board of Directors recommends votes FOR items 1, 2, 3, 4, 5, and 6 on your proxy card.

Will Any Other Matters be Presented for a Vote at the Annual Meeting?

The Board of Directors did not receive any notice prior to the deadline for submission of additional business that any other matters might be presented for a vote at the Annual Meeting. However, if another matter were to be properly presented, the proxies would use their own judgment in deciding whether to vote for or against it.

Who is Entitled to Vote?

All EpiCept stockholders of record at the close of business on the Record Date are entitled to vote at the Annual Meeting. Each share outstanding on the Record Date will be entitled to one vote.

What Shares will be Entitled to Vote at the Annual Meeting?

Our voting securities consist of our common stock, par value $0.0001, of which 32,401,252 shares were outstanding on the Record Date. Each share outstanding on the Record Date will be entitled to one vote.

If you are the beneficial owner, but not the record owner, of EpiCept’s common stock, you will receive instructions about voting from the bank, broker or other nominee that is the stockholder of record of your shares. Contact your bank, broker or other nominee directly if you have questions.

Who can Attend the Annual Meeting?

Only EpiCept stockholders of record or their duly appointed proxies are entitled to attend the Annual Meeting. If you are an EpiCept stockholder of record and wish to attend the Annual Meeting, please so indicate on the proxy card or as prompted by the Internet voting system.

If a bank, broker or other nominee is the record owner of your shares, you will need to have proof that you are the beneficial owner to be admitted to the Annual Meeting. A recent statement or letter from your bank or broker confirming your ownership, or presentation of a valid proxy from a bank, broker or other nominee that is the record owner of your shares, would be acceptable proof of your beneficial ownership.

How do I Vote my Shares?

•	Stockholders of record may grant a proxy with respect to their shares by mail or on the Internet. Granting a proxy on the Internet will be available through 11:59 p.m. New York time on May 22, 2007.

•	Voting instructions for both mail and Internet appear on your proxy card. If you grant a proxy on the Internet, please have your proxy card available.

•	If you are a stockholder of record or a duly appointed proxy of a stockholder of record, you may attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, and you wish to attend the Annual Meeting to vote in person, you will have to contact your bank, broker or other nominee to obtain its proxy. Bring that document with you to the meeting.

•	Proxies submitted by mail or on the Internet will be voted in the manner you indicate by the individuals named on the proxy. If you do not specify how your shares are to be voted, the proxies will vote your shares FOR Proposals 1, 2, 3, 4, 5 and 6.

May I Change or Revoke my Proxy After it is Submitted?

Yes, you may change or revoke your proxy at any time before the Annual Meeting by:

•	returning a later-dated proxy card;

•	subsequently granting a proxy on the Internet;

•	attending the Annual Meeting and voting in person; or

•	sending your written notice of revocation to Robert W. Cook, our Secretary.

Your changed proxy or revocation must be received before the polls close for voting.

What is a “Quorum?”

In order for business to be conducted at the Annual Meeting, a quorum must be present. A quorum will be present if stockholders of record holding a majority in voting power of the outstanding shares of our common stock entitled to vote at the Annual Meeting are present in person or are represented by proxies.

What Vote is Necessary to Pass the Items of Business at the Annual Meeting?

Holders of our common stock will vote as a single class and will be entitled to one vote per share with respect to each matter to be presented at the Annual Meeting. The two nominees for director receiving a plurality of the votes cast by holders of common stock, at the Annual Meeting in person or by proxy, shall be elected to our Board. The favorable vote of the holders of a majority of shares voted at the Annual Meeting, in person or by proxy, is required for approval of all the remaining matters.

How are Abstentions and Broker Non-Votes Counted?

Abstentions and broker non-votes will be counted to determine whether a quorum is present. However, if a stockholder abstains from voting as to a particular matter, those shares will not be counted as voting for or against that matter. If a broker or other record holder of shares returns a proxy card indicating that it does not have discretionary authority to vote as to a particular matter (“broker non-votes”), those shares will not be counted as voting for or against that matter. Accordingly, abstentions and broker non-votes will have no effect on the outcome of a vote.

Who is the Inspector of Election?

The Board has appointed Charles E. Darder, C.P.A. and Corporate Controller, to act as Inspector of Election at the Annual Meeting.

What is the Deadline for Submission of Stockholder Proposals for the 2008 Annual Meeting?

Proposals that our stockholders may wish to include in our proxy statement and form of proxy for presentation at our 2008 annual meeting of stockholders must be received by or delivered to us at EpiCept Corporation, 777 Old Saw Mill River Road, Tarrytown, New York 10591, Attention: Robert W. Cook, Secretary, no later than January 24, 2008.

Any stockholder proposal must be in accordance with the rules and regulations of the Securities and Exchange Commission. In addition, with respect to proposals submitted by a stockholder other than for inclusion in our 2008 proxy statement, our by-laws and our rules and regulations have established advance notice procedures that stockholders must follow. For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to our by-laws, the stockholder must give timely notice thereof in writing to EpiCept Corporation, 777 Old Saw Mill River Road, Tarrytown, New York 10591, Attention: Robert W. Cook, Secretary, and any such businesses other than the nominations must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered in writing to EpiCept Corporation, 777 Old Saw Mill River Road, Tarrytown, New York 10591, Attention: Robert W. Cook, Secretary, no later than the close of business on March 24, 2008, nor earlier than the close of business on February 22, 2008.

Where can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final results will be published in our quarterly report on Form 10-Q for the quarter ending June 30, 2007.

May I Request Electronic Delivery of My Proxy Statement and Annual Report?

This Proxy Statement and EpiCept’s Annual Report on Form 10-K may be viewed online at www.epicept.com.  Should you choose to receive your proxy materials electronically, your choice will remain in effect until you notify EpiCept that you wish to resume mail delivery of these documents. To request electronic delivery, please contact our Investor Relations department using the information provided under “How do I communicate directly with EpiCept?’’ below.

If you hold your EpiCept stock through a bank, broker or other holder of record, refer to the information provided by that entity for instructions on how to elect this option.

How can I Get a Copy of EpiCept’s Annual Report on Form 10-K?

To obtain without charge a copy of EpiCept’s Annual Report on Form 10-K for the year ended December 31, 2006, address your request to Investor Relations, EpiCept Corporation, 777 Old Saw Mill River Road, Tarrytown, New York 10591. The annual report on Form 10-K also may be accessed at www.epicept.com and at the website of the Securities and Exchange Commission at www.sec.gov.

INFORMATION ABOUT COMMUNICATIONS WITH EPICEPT AND OUR BOARD OF DIRECTORS

How may I Communicate Directly with the Board of Directors?

The Board provides a process for stockholders to send communications to the Board. You may communicate with the Board, individually or as a group, as follows:

BY MAIL
The Board of Directors
EpiCept Corporation
Attn: Robert W. Cook, Secretary
777 Old Saw Mill River Road
Tarrytown, New York 10591

BY PHONE
1-914-606-3500

You should identify your communication as being from an EpiCept stockholder. The Secretary may require reasonable evidence that your communication or other submission is made by an EpiCept stockholder before transmitting your communication to the Board.

How may I Communicate Directly with the Non-Employee Directors?

You may communicate with the non-employee directors of the Board, individually or as a group, by any of the means set forth above or by writing to:

Non-Employee Directors of the Board of Directors
EpiCept Corporation
c/o Robert W. Cook, Secretary
777 Old Saw Mill River Road
Tarrytown, New York 10591

How do I Communicate Directly with EpiCept?

You may communicate with EpiCept by writing to:

EpiCept Corporation
c/o Robert W. Cook, Secretary or c/o Investor Relations
777 Old Saw Mill River Road
Tarrytown, New York 10591

PROPOSAL 1:

ELECTION OF CLASS II DIRECTORS

At the Annual Meeting, two directors are to be elected as Class II directors to hold office until the 2010 Annual Meeting and until their successors have been elected and have qualified. The two nominees for election at the Annual Meeting are listed below with brief biographies. They are all currently EpiCept directors. The Board has determined that Gerhard Waldheim and John F. Bedard are independent directors under the rules and regulations of The Nasdaq Capital Market (“Nasdaq”) and the Securities and Exchange Commission (“SEC”), which are discussed below under “Information Concerning the Board of Directors, Board Committees and Corporate Governance.”

Both of the nominees named below have been nominated by our Board to be elected by holders of our common stock. We are not aware of any reason why either nominee would be unable to serve as a director. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of any other person that our Board may nominate.

THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF
OUR COMMON STOCK VOTE FOR THE ELECTION OF
GERHARD WALDHEIM AND JOHN F. BEDARD.

Gerhard Waldheim has been a member of EpiCept’s Board since July 2005. Since 2000, he has co-founded and built Petersen, Waldheim & Cie. GmbH, Frankfurt, which focuses on private equity and venture capital fund management, investment banking and related financial advisory services. Biotech and pharma delivery systems are among the focal points of the funds managed by his firm. Prior to that, Mr. Waldheim held senior executive and executive board positions with Citibank, RZB Bank Austria, BfG Bank in Germany and Credit Lyonnais in Switzerland; over the years, his banking focus covered lending, technology, controlling, investment banking and distressed equity. Prior to that, he worked for the McKinsey banking practice. He received an MBA from Harvard Business School in 1974 and a JD from the Vienna University School of Law in 1972.

John F. Bedard has been a member of EpiCept’s Board since January 2006 and prior thereto served as a member of Maxim’s board of directors since 2004. Mr. Bedard has been engaged as a principal in a pharmaceutical consulting practice since 2002. Prior to that, he served in senior management positions during a 15-year career at Bristol-Myers Squibb, a pharmaceutical company, most recently as Vice President, FDA Liaison and Global Strategy. In that position, Mr. Bedard was the liaison with the FDA for new drug development, and he was also responsible for global development plans and registration activities for new drugs. Before his tenure at Bristol-Myers Squibb, Mr. Bedard held senior regulatory affairs positions at Smith Kline & French Laboratories and Ayerst Laboratories.

INFORMATION CONCERNING THE BOARD OF DIRECTORS,
BOARD COMMITTEES AND CORPORATE GOVERNANCE

Board Composition

Our Board of Directors is divided into three classes, with each director serving a three-year term and one class being elected at each year’s annual meeting of stockholders. A majority of the members of our Board of Directors are “independent” of EpiCept and its management. Directors Jackson, Caspritz and Yetter are in the class of directors whose term expires at the 2009 annual meeting of stockholders. Directors Waldheim and Bedard are in the class of directors whose initial term expires at the 2007 annual meeting of the stockholders. Directors Talley and Savage are in the class of directors whose initial term expires at the 2008 annual meeting of stockholders. The classification of our Board of Directors will make it more difficult for a third party to acquire control of our Company. Our Board met 10 times in 2006.

Committees of the Board

Our Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. The charters for each of our standing committees is attached, and can be found on our website at www.epicept.com.

Audit Committee.  EpiCept’s Audit Committee is responsible for preparing such reports, statements or charters as may be required by the Nasdaq Capital Market, The OM Stockholm Exchange or federal securities laws, as well as, among other things:

•	overseeing and monitoring the integrity of our consolidated financial statements, our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters, and our internal accounting and financial controls;

•	preparing the report that SEC rules require be included in our annual proxy statement;

•	overseeing and monitoring our independent registered public accounting firm’s qualifications, independence and performance;

•	providing the Board with the results of our monitoring and recommendations; and

•	providing to the Board additional information and materials as it deems necessary to make the Board aware of significant financial matters that require the attention of the Board.

Messrs. Jackson, Waldheim and Yetter are currently members of the Audit Committee, each of whom is a non-employee member of the Board of Directors. Mr. Jackson serves as Chairman of the Audit Committee and also qualifies as an “audit committee financial expert,” as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act. The Board has determined that each member of EpiCept’s Audit Committee meets the current independence and financial literacy requirements under the Sarbanes-Oxley Act, the Nasdaq Capital Market and SEC rules and regulations. We intend to comply with future requirements of the extent they become applicable to EpiCept. Our Audit Committee met 6 times in 2006. The charter of the Audit Committee is attached as Appendix A to this proxy statement.

Compensation Committee.  Our Compensation Committee is composed of Messrs. Savage, Bedard and Jackson, each of whom is a non-employee member of the Board of Directors. Mr. Savage serves as Chairman of EpiCept’s Compensation Committee. Each member of EpiCept’s Compensation Committee is an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986 and a “non-employee” director within the meaning of Rule 16b-3 of the rules promulgated under the Securities Exchange Act of 1934 and the rules of the Nasdaq Capital Market. Our Compensation Committee met 7 times in 2006. The charter of the Compensation Committee is attached as Appendix B to this proxy statement. The Compensation Committee is responsible for, among other things:

•	reviewing and approving for the chief executive officer and other executive officers (a) the annual base salary, (b) the annual incentive bonus, including the specific goals and amount, (c) equity compensation, (d) employment agreements, severance arrangements and change in control arrangements, and (e) any other benefits, compensations, compensation policies or arrangements;

•	reviewing and making recommendations to the Board regarding the compensation policy for such other officers as directed by the Board;

•	preparing a report to be included in the annual proxy statement that describes: (a) the criteria on which compensation paid to the chief executive officer for the last completed fiscal year is based; (b) the relationship of such compensation to our performance; and (c) the committee’s executive compensation policies applicable to executive officers; and

•	acting as administrator of EpiCept’s current benefit plans and making recommendations to the Board with respect to amendments to the plans, changes in the number of shares reserved for issuance thereunder and regarding other benefit plans proposed for adoption.

Corporate Governance and Nominating Committee.  Our Corporate Governance And Nominating Committee is composed of Messrs. Yetter, Savage and Waldheim, each of whom is a non-employee member of the Board of Directors and independent in accordance with the applicable rules of the Sarbanes-Oxley Act and the Nasdaq Capital Market. Mr. Yetter serves as chairman of the Corporate Governance And Nominating Committee. Our Corporate Governance and Nominating Committee did not meet in 2006. The charter of the Corporate Governance and Nominating Committee is attached as Appendix C to this proxy statement. The Corporate Governance And Nominating Committee is responsible for, among other things:

•	reviewing Board structure, composition and practices, and making recommendations on these matters to the Board;

•	reviewing, soliciting and making recommendations to the Board and stockholders with respect to candidates for election to the Board;

•	overseeing compliance by the chief executive officer and senior financial officers with the Code of Ethics for the Chief Executive Officer and Senior Financial Officers; and

•	overseeing compliance by employees with the Code of Business Conduct and Ethics.

The information contained in this proxy statement with respect to the charters of each of the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee and the independence of the non-management members of the Board of Directors shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall the information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference in a filing.

For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to our bylaws, the stockholder must have given timely notice thereof in writing to Robert W. Cook, Secretary, EpiCept Corporation, 777 Old Saw Mill River Road, Tarrytown, New York 10591 and any such business other than the nominations must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to Robert W. Cook, Secretary, EpiCept Corporation, 777 Old Saw Mill River Road, Tarrytown, New York 10591 no later than the close of business on March 24, 2008, nor earlier than the close of business on February 22, 2008. Such proposals must comply with all notice and content requirements set forth in our bylaws and must be in accordance with the rules and regulations of the Securities and Exchange Commission.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all our employees, and a Supplemental Code of Ethics that specifically applies to chief executive officer and chief financial officer. This Code of Ethics is designed to comply with the Nasdaq marketplace rules related to codes of conduct. A copy of this Supplemental Code of Ethics may be obtained on our website at http://www.epicept.com and is attached as Exhibit D. We intend to post on our website any amendments to, or waiver from, our Code of Business Conduct and Ethics or our Supplemental Code of Ethics for the benefit of our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing a similar function, and other named executives.

Director Compensation

We have in the past granted non-employee directors options to purchase EpiCept’s common stock pursuant to the terms of our 1995 Stock Option Plan, and our Board continues to have the discretion to grant options to new and continuing non-employee directors. In August 2005, our stockholders approved the 2005 Equity Incentive Plan, the terms of which also include the grant of stock options to directors who are not officers or employees of EpiCept.

In 2005, each non-employee director received $2,500 for their attendance at each Board meeting and $250 for their participation in a telephonic Board or committee meeting. In 2006, each non-employee director Board member received an annual retainer of $25,000. The chair person of the Board who received an annual retainer of $50,000. Also, the chairperson of the Audit Committee received an annual retainer of $8,000 and the chairperson of each of the other committees received an annual retainer of $4,000. In addition, each non-employee director received $1,500 for their attendance at each Board meeting and $750 for their participation in each telephonic Board meeting. Each non-employee director also received $750 for their attendance at each committee meeting and $500 for their participation in a telephonic committee meeting. In connection with joining the Board, each member is to receive 35,000 options and the chairman is to receive 100,000 shares, each vesting over three years. Annually thereafter, each director and chairperson is scheduled to receive 10,000 and 25,000 options, respectively vesting over two years. Prior to 2006, we had not granted options to non-employee directors for several years. The value of the options granted to non-employee directors set forth in the table below reflect grants at a relatively high exercise price (generally at $5.84 per share) as compared to the current market price for our common stock as well as accelerated vesting of the portion of the options that were granted in recognition of past contributions. We reimburse our non-employee directors for their expenses incurred in connection with attending Board and committee meetings.

The following table set forth all material Director compensation information during the year ended December 31, 2006:

					Change in
					Pension
					Value and
	Fees				Nonqualified
	Earned	Stock		Non-Equity	Deferred
	or Paid in	Awards	Option	Incentive Plan	Compensation	All Other
	Cash(1)	($)	Awards ($)(2)	Compensation ($)	Earnings ($)	Compensation	Total

Robert G. Savage	$75,000	$—	$439,314	$—	$—	$—	$514,314
Gert Caspritz, Ph.D	—	—	45,405	—	—	—	45,405
Guy C. Jackson	50,500	—	198,332	—	—	—	248,832
Gerhard Waldheim	35,250	—	138,259	—	—	—	178,509
John Bedard	38,000	—	52,054	—	—	—	90,054
Wayne P. Yetter	34,500	—	52,054	—	—	—	86,554

(1)	This column reports the amount of cash compensation earned in 2006 for Board and committee service

(2)	This column represents the dollar amount recognized for financial statement reporting purposes for the fair value of stock options granted and vesting in 2006. The fair value, a non-cash expense, was estimated using the Black-Scholes option-pricing method in accordance with FAS 123R.

INFORMATION RELATING TO DIRECTORS, DIRECTOR NOMINEES,
EXECUTIVE OFFICERS AND SIGNIFICANT STOCKHOLDERS

Ownership of Common Stock

The following table sets forth information as of March 15, 2007 regarding the beneficial ownership of our common stock by:

•	each stockholder known by EpiCept to own beneficially more than five percent of EpiCept common stock;

•	each of the named executive officers;

•	each of EpiCept’s directors; and

•	all of EpiCept’s directors and the named executive officers as a group.

Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the principal address of each of the stockholders below is in care of EpiCept Corporation, 777 Old Saw Mill River Road, Tarrytown, NY 10591.

	Number of Shares	Percent of Shares
Name and Address of Beneficial Owner	Beneficially Owned	Beneficially Owned(1)(2)

5% Stockholders
TVM Capital(3)	4,586,410	14.14%
Merlin General Partner II Limited(4)	2,461,928	7.60
Private Equity Direct Finance(5)	2,971,507	9.17
Cornell Capital Partners, LP(16)	2,397,260	7.40
Executive Officers and Directors
John V. Talley(6)	1,065,792	3.19
Robert W. Cook(7)	112,284	*
Ben Tseng(8)	32,953	*
Dr. Oliver Wiedemann(9)	53,749	*
Dr. Dileep Bhagwat(10)	66,198	*
Robert G. Savage(11)	130,279	*
Dr. Gert Caspritz(3)	4,586,410	14.14
Guy Jackson(12)	62,224	*
Gerhard Waldheim(13)	112,212	*
John Bedard(14)	31,263	*
Wayne P. Yetter(15)	35,851	*
All directors and named executive officers as a group (11 persons)(17)	6,289,215	18.53

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of EpiCept common stock.

(1)	Beneficial ownership is determined with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options and warrants currently exercisable or exercisable within 60 days are deemed to be outstanding for computing the percentage ownership of the person holding such options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown beneficially owned by them.

(2)	Percentage ownership is based on 32,398,319 shares of common stock outstanding on March 15, 2007.

(3)	Includes 1,144,822 shares of common stock held by TVM III, and 3,408,464 shares held by TVM IV. Includes 6,042 shares of common stock and 15,000 shares issuable upon the exercise of options that are exercisable within 60 days held by Dr. Gert Caspritz, one of our directors, who is a general partner of TVM, which is the general partner of each of TVM III and TVM IV, and an aggregate of 12,082 shares of common stock held by Friedrich Bornikoel, Christian Claussen, John J. DiBello, Alexandra Goll, Helmut Schuhsler and Bernd Seibel who are individual Partners of TVM (such entities collectively with TVM III and TVM IV, “TVM”). TVM Techno Venture Management No. III, L.P. (“TVM III Management”) is the General Partner and the investment committee of TVM III. TVM IV Management GmbH & Co. KG (“TVM IV Management”) is the Managing Limited Partner and investment committee of TVM IV. The investment committees, composed of certain Managing Limited Partners of TVM, have voting and dispositive authority over the shares held by each of these entities and therefore beneficially owns such shares. Decisions of the investment committees are made by a majority vote of their members and, as a result, no single member of the investment committees has voting or dispositive authority over the shares.

Friedrich Bornikoel, John J. Di Bello, Alexandra Goll, Christian Claussen, Bernd Seibel and Helmut Schühsler are the members of the investment committee of TVM III Management. They, along with Gert Caspritz, John Chapman and Hans G. Schreck are the members of the investment committee of TVM IV Management. Friedrich Bornikoel, John J. DiBello, Alexandra Goll, Christian Claussen, Bernd Seibel and Helmut Schühsler each disclaim beneficial ownership of the shares held by TVM III and TVM IV except to the extent any individual has a pecuniary interest therein. Gert Caspritz, John Chapman and Hans G. Schreck each disclaim beneficial ownership of the shares held by TVM IV except to the extent any individual has a pecuniary interest therein. The address of TVM III Management and TVM IV Management is 101 Arch Street, Suite 1950, Boston, MA 02110.

(4)	Includes 2,461,928 shares of common stock beneficially owned by Merlin L.P. and Merlin GbR and held by Merlin and includes 1,875 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days held by Mr. Mark Docherty, a former director, who is a director of Merlin, which is investment advisor to the general partner of each of Merlin L.P. and Merlin GbR. Includes 65,406 shares of common stock held by Dr. Hellmut Kirchner, who is a director of Merlin. The Merlin Biosciences Fund is comprised of two entities: Merlin L.P. and Merlin GbR. Both are controlled by the board of directors of Merlin General Partner II Limited, a Jersey-based limited liability company, which is owned by Merlin. Merlin has agreed not to exercise its voting rights to change or replace the board of directors of Merlin General Partner II Limited. The board of directors of Merlin General Partner II Limited, effectively controls Merlin L.P. and Merlin GbR because it is General Partner of Merlin L.P. and Managing Partner of Merlin GbR. Investment decisions are made with a majority of the board of directors of Merlin General Partner II Limited, no single person has control. The directors of Merlin General Partner II Limited are as follows: Dr Max Link (Chairman), William Edge, Sir Christopher Evans OBE, Robin Herbert CBE, Professor Trevor Jones, Dr. Hellmut Kirchner, Mark Clement, Denzil Boschat, Alison Creed and Jeff Iliffe. Some of the directors hold small limited partnership interests in the Fund but none of these are individually or collectively able to influence the Fund. The registered office is at La Motte Chambers, St Helier, Jersey JE1 1BJ, UK. Mr. Docherty and Dr. Kirchner each disclaim beneficial ownership of the shares held by Merlin, Merlin L.P. and Merlin GbR except to the extent any such individual has a pecuniary interest therein. The address of Merlin, Merlin L.P. and Merlin GbR is c/o Merlin Biosciences Limited, 33 King Street, St. James’s, London, SW1Y 6RJ, United Kingdom.

(5)	Includes 2,800,274 shares of common stock held by Private Equity Direct Finance and 171,233 shares of common stock held by Mr. Peter Derendinger who is a principal of ALPHA Associates (Cayman), L.P. Mr. Derendinger disclaims beneficial ownership of the shares held by Private Equity Direct Finance except to the extent he has a pecuniary interest therein. Private Equity Direct Finance is a Cayman Islands exempted limited company and a wholly-owned subsidiary of Private Equity Holding Cayman, itself a Cayman Islands exempted limited company, and a wholly-owned subsidiary of Private Equity Holding Ltd. Private Equity Holding Ltd. is a Swiss corporation with registered office at Innere Guterstrasse 4, 6300 Zug, Switzerland, and listed on the SWXSwiss Exchange. The discretion for divestments by Private Equity Direct Finance rests with ALPHA Associates (Cayman), L.P., as investment manager. The members of the board of directors of the general partner of ALPHA Associates (Cayman), L.P. are the same persons as the members of the board of directors of Private Equity Direct Finance: Rick Gorter, Gwendolyn McLaughlin and Andrew Tyson. A meeting of the directors at which a quorum is present is competent to exercise all or any of the powers and discretions. The quorum necessary for the transaction of business at a meeting of the directors may be fixed by the directors and, unless so fixed at any other number, is two. The address of Private Equity Direct Finance is One Capital Place, P.O. Box 847, George Town, Grand Cayman, Cayman Islands.

(6)	Includes 92,146 shares of common stock, 5,688 shares of restricted stock and includes 967,958 shares exercisable upon the exercise of options that are exercisable within 60 days.

(7)	Includes 1,318 shares of restricted stock and 110,966 shares exercisable upon the exercise of options that are exercisable within 60 days.

(8)	Includes 2,180 shares of common stock, 1,536 shares of restricted stock and includes 29,237 shares issuable upon the exercise of options that are exercisable within 60 days.

(9)	Includes 53,749 shares issuable upon the exercise of options that are exercisable within 60 days.

(10)	Includes 1,970 shares of restricted stock and includes 64,228 shares issuable upon the exercise of options that are exercisable within 60 days.

(11)	Includes 130,279 shares issuable upon the exercise of options that are exercisable within 60 days.

(12)	Includes 5,000 shares of common stock and 57,224 shares issuable upon the exercise of options that are exercisable within 60 days.

(13)	Includes 70,029 shares of common stock and includes 42,183 shares issuable upon the exercise of options that are exercisable within 60 days.

(14)	Includes 31,263 shares issuable upon the exercise of options that are exercisable within 60 days.

(15)	Includes 35,851 shares issuable upon the exercise of options that are exercisable within 60 days.

(16)	The address of Cornell Capital Partners, LP is 101 Hudson Street, Suite 3700, Jersey City, NJ 07320.

(17)	Includes 1,537,938 shares issuable upon the exercise of options that are exercisable within 60 days.

Compensation Discussion and Analysis

The following discussion and analysis of compensation arrangements of our named executive officers for 2006 should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.

Role of the Compensation Committee

Our executive compensation is administered by the Compensation Committee of the Board of Directors. The members of this committee are Robert G. Savage (Chairman), Guy C. Jackson and John F. Bedard, each an independent, non-employee director. In 2006, the Compensation Committee met seven times and all of the members of the Compensation Committee were present during those meetings.

Under the terms of its Charter, the Compensation Committee is responsible for delivering the type and level of compensation to be granted to our executive officers. In fulfilling its role, the Compensation Committee reviews and approves for the Chief Executive Officer (CEO) and other executive officers (1) the annual base salary, (2) the annual incentive bonus, including the specific goals and amounts, (3) equity compensation, (4) employment agreements, severance arrangements and change in control arrangements and (5) any other benefits, compensation, compensation policies or arrangements.

During 2006 the Compensation Committee has delegated the authority to the CEO to make initial option grants to certain new employees (within an approved range) that do not report directly to the CEO. All new employee grants in excess of the CEO limit, subsequent grants to existing employees and any grant to executive officers are approved by the Compensation Committee. The Compensation Committee does not intend to delegate that authority in the future.

While management may use consultants to assist in the evaluation of the CEO or executive officer compensation, the Compensation Committee has authority to retain its own compensation consultant, as it sees fit. The Compensation Committee also has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

Prior to becoming a public reporting company in 2006, the Compensation Committee relied on informal industry surveys of the compensation practices of similarly-sized corporations and general knowledge and experience in setting compensation levels. In addition, with respect to the January 2006 option grants to executive officers, the magnitude of the grants reflected the fact that we had not granted any equity compensation to our executive officers for several years prior to 2006. Accordingly, a significant portion of our 2006 equity grants vested immediately, as there were no grants to management in 2003 through 2005. During 2006, the Compensation Committee relied on compensation information produced by Radford Surveys or Radford. The Compensation Committee received the compensation recommendations from management, relevant background information on our executive officers and compensation studies conducted by Radford. The Compensation Committee then reviewed the compensation recommendation with the CEO for all executives, except for the CEO. The CEO was not present during the discussion of his compensation. The Compensation Committee then determined the compensation levels for the executive officers and reported that determination to the Board.

Compensation Objectives Philosophy

The primary objectives of the Compensation Committee with respect to executive compensation are to attract and retain the most talented and dedicated executives possible, to tie annual cash and bonuses and long-term equity incentives to achievement of measurable performance objectives, and to align executives’ incentives with stockholder value creation. To achieve these objectives, the Compensation Committee implements and maintains compensation plans that tie a substantial portion of executive officer’s overall compensation to (i) operational goals such as the establishment of operating plans and budgets, integration of facilities and review of organization and staff and the implementation of requisite changes, (ii) strategic goals such as the establishment and maintenance of key strategic relationships, the development of our product candidates and the identification and advancement of additional product candidates and (iii) financial factors, such as success in raising capital and improving our results of operations. The Compensation Committee evaluates individual executive performance with the goal of setting compensation at levels the Compensation Committee believes are comparable with executives in other companies of similar size and stage of development operating in the biotechnology and specialty pharmaceutical industries while taking into account our relative performance and our own strategic goals.

Compensation Program

In order to achieve the above goals, our total compensation packages include base salary and annual bonus, all paid in cash, as well as long-term compensation in the form of stock options and restricted stock. We believe that appropriately balancing the total compensation package is necessary in order to provide market-competitive compensation. The costs of our compensation programs are a significant determinant of our competitiveness. Accordingly, we are focused on ensuring that the balance of the various components of our compensation program is optimized to motivate employees to achieve our corporate objectives on a cost-effective basis.

Review of External Data.  The Compensation Committee obtained a survey of the compensation practices of our peers in the United States in order to assess the competitiveness of our executive compensation. The Compensation Committee used data from the biotechnology and specialty pharmaceuticals market group. In the third quarter of 2006, the Compensation Committee obtained this data from Radford, which included biotechnology and specialty pharmaceutical companies with less than $50.0 million in revenue, comparable numbers of employees, comparable market capitalization and/or similar product offerings (the general peer group). The Compensation Committee asked Radford to conduct assessments in three areas of compensation: 1) total direct compensation (base salary) for our executive officers; 2) target total cash compensation (salary and bonus); and 3) equity grants. Radford analyzed compensation for most executive positions of the general peer group.

Compensation Elements

Cash Compensation

Base Salary.  Base salaries for our executive officers are established based on the scope of their responsibilities, taking into account competitive market compensation paid by other benchmark companies for similar positions. Generally, we believe that executive base salaries should be targeted near the 50th percentile of the range of salaries for executives in similar positions with similar responsibilities at comparable companies, in line with our compensation philosophy. Base salaries are reviewed by the Compensation Committee annually, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. This review generally occurs each year in the fourth quarter for implementation in the first quarter.

Discretionary Annual Bonus.  The Compensation Committee has the authority to award discretionary annual bonuses to our executive officers and other key employees. In 2006, the Compensation Committee awarded discretionary bonuses to certain of our executive officers and other key employees. The Compensation Committee reviews potential annual cash incentive awards for our named executive officers and other key employees annually to determine award payments, if any, for the last completed fiscal year, as well as to establish award opportunities for the current year. The Compensation Committee intends to utilize annual incentive bonuses to compensate officers for achieving financial and operational goals and for achieving individual annual performance objectives. These objectives will vary depending on the individual executive, but will relate generally to (i) operational goals such as the establishment of operating plans and budgets, integration of facilities and review of organization and staff and the implementation of requisite changes, (ii) strategic goals such as the establishment and maintenance of key strategic relationships, the development of our product candidates and the identification and advancement of additional product candidates and (iii) financial factors, such as success in raising capital and improving our results of operations. The Compensation Committee evaluates individual executive performance with the goal of setting compensation at levels the Compensation Committee believes are comparable with executives in other companies of similar size and stage of development operating in the biotechnology and specialty pharmaceutical industries while taking into account our relative performance and our own strategic goals.

For 2006, annual cash bonus award opportunities for the named executive officers are summarized below.

Annual Cash Bonus Award Opportunity

		Target Performance
		% of Salary	Amount	Amount Paid

John V. Talley	FY 2006	50	$175,000	$175,000
Robert Cook	FY 2006	25	62,500	46,875
Ben Tseng	FY 2006	20	43,000	43,000
Oliver Wiedemann	FY 2006	0	—	—
Dileep Bhagwat	FY 2006	20	44,000	57,200

Long-Term Incentive Program.  We believe that long-term performance is achieved through an ownership culture that encourages such performance by our executive officers through the use of stock and stock-based awards. Our equity plans have been established to provide our employees, including our executive officers, with incentives to help align those employees’ interests with the interests of stockholders. The Compensation Committee believes that the use of stock and stock-based awards offers the best approach to achieving our compensation goals. We have historically elected to use stock options as the primary long-term equity incentive vehicle. We believe that the annual aggregate value of these awards should be set near the 75th percentile of our general peer group. Due to the early stage of our business, our desire to preserve cash, and the limited nature of our retirement benefit plans, we expect to provide a greater portion of total compensation to our executives through stock options and restricted stock grants than through cash-based compensation.

Stock Options

Our stock plans authorize us to grant options to purchase shares of common stock to our employees, directors and consultants. Our Compensation Committee oversees the administration of our stock option plan. Stock options may be granted at the commencement of employment, annually, occasionally following a significant change in job responsibilities or to meet other special retention objectives.

The Compensation Committee reviews and approves stock option awards to executive officers based upon a review of competitive compensation data, its assessment of individual performance, a review of each executive’s existing long-term incentives, and retention considerations. Periodic stock option grants are made at the discretion of the Compensation Committee to eligible employees and, in appropriate circumstances, the Compensation Committee considers the recommendations of members of management, such as John Talley, our President and CEO.

In 2006, certain named executive officers were awarded stock options in the amounts indicated in the section entitled “Stock Option Grants to Executive Officers.” These grants included grants made in January 2006 in connection with merit-based grants made by the Board of Directors to a large number of employees, including certain executive officers, which were intended to encourage an ownership culture among our employees. The January 2006 grants were made to certain of our employees, including executive officers, who had been employed with us prior to our merger with Maxim on January 4, 2006 based on past performance of such employees and to reward our executive officers for their past services and to encourage continued service with us. We also granted options to an executive officer of Maxim who was retained after the merger to encourage his retention. Stock options granted by us have an exercise price equal to the fair market value of our common stock on the day of grant, typically vest monthly over a four-year period based upon continued employment, and generally expire ten years after the date of grant. The value of the options granted to executive officers, including the named executive officers in the Summary Compensation Table, reflect the grant of a significant number of options with a shorter vesting period, at a relatively higher exercise price ($5.84 per share) as compared to the current market price for our common stock. No options to management were granted in 2005 and 2004. Incentive stock options also include certain other terms necessary to assure compliance with the Internal Revenue Code of 1986, as amended, or Internal Revenue Code.

We expect to continue to use stock options as a long-term incentive vehicle because:

•	Stock options align the interests of executives with those of the stockholders, support a pay-for-performance culture, foster employee stock ownership, and focus the management team on increasing value for the stockholders.

•	Stock options are performance based. All the value received by the recipient of a stock option is based on the growth of the stock price.

•	Stock options help to provide a balance to the overall executive compensation program as base salary and our discretionary annual bonus program focus on short-term compensation, while the vesting of stock options increases stockholder value over the longer term.

•	The vesting period of stock options encourages executive retention and the preservation of stockholder value. In determining the number of stock options to be granted to executives, we take into account the individual’s position, scope of responsibility, ability to affect profits and stockholder value and the individual’s historic and recent performance and the value of stock options in relation to other elements of the individual executive’s total compensation.

Stock Appreciation Rights

Our 2005 equity incentive plan authorizes us to grant stock appreciation rights, or SARs. An SAR represents a right to receive the appreciation in value, if any, of our common stock over the base value of the SAR. The base value of each SAR equals the value of our common stock on the date the SAR is granted. Upon surrender of each SAR, unless we elect to deliver common stock, we will pay an amount in cash equal to the value of our common stock on the date of delivery over the base price of the SAR. SARs typically vest based upon continued employment on a pro-

rata basis over a four-year period, and generally expire ten years after the date of grant. Our Compensation Committee is the administrator of our stock appreciation rights plan. To date, we have not granted any SAR under our 2005 equity incentive plan.

Restricted Stock

Our 2005 equity incentive plan authorizes us to grant restricted stock. As of December 31, 2006, we have not granted any restricted stock. On January 8, 2007, we granted 0.1 million shares of restricted stock at a fair market value of $1.46 per share. In order to implement our long-term incentive goals, we anticipate granting restricted stock in the future in conjunction with stock options.

Other Compensation

Our executive officers, who are parties to employment agreements, will continue to be parties to such employment agreements in their current form until such time as the Compensation Committee determines in its discretion that revisions to such employment agreements are advisable. In addition, consistent with our compensation philosophy, we intend to continue to maintain our current benefits for our executive officers, including medical, dental, vision and life insurance coverage and the ability to contribute to a 401(k) retirement plan; however, the Compensation Committee in its discretion may revise, amend or add to the officer’s executive benefits if it deems it advisable. We believe these benefits are currently comparable to the median competitive levels for comparable companies. We have no current plans to change either the employment agreements (except as required by law or as required to clarify the benefits to which our executive officers are entitled as set forth herein) or levels of benefits provided thereunder.

Tax Implications of Executive Compensation

We do not believe that Section 162(m) of the Internal Revenue Code, which limits deductions for executive compensation paid in excess of $1.0 million, is applicable, and accordingly, our Compensation Committee did not consider its impact in determining compensation levels for our named executive officers in 2006.

Accounting Implications of Executive Compensation

Effective January 1, 2006, we were required to recognize compensation expense of all stock-based awards pursuant to the principles set forth in Statement of Financial Accounting Standards 123(R), Share-Based Payment FAS 123R. The Summary Compensation and Director Compensation Tables below used the principles set forth in FAS 123R to recognize expense for new awards granted after January 1, 2006 and for unvested awards as of January 1, 2006. The non-cash stock compensation expense for stock-based awards that we grant is generally recognized ratably over the requisite vesting period. We continue to believe that stock options, restricted stock and other forms of equity compensation are an essential component of our compensation strategy, and we intend to continue to offer these awards in the future.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

All members of the Compensation Committee of the Board of Directors during the fiscal year ended December 31, 2006 were independent directors and none of them were employees or former employees of EpiCept. During the fiscal year ended December 31, 2006, none of our executive officers served on the Compensation Committee (or equivalent), or the board of directors, of another entity whose executive officers served on the Compensation Committee of our Board of Directors.

Compensation Committee Report

The Compensation Committee of the Board has reviewed and discussed with management the Compensation Discussion and Analysis above, and based on such discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in EpiCept’s Proxy Statement.

Respectfully Submitted by:

MEMBERS OF THE COMPENSATION COMMITTEE

Robert G. Savage
Guy C. Jackson
John F. Bedard

Executive Compensation

The following table sets forth the compensation earned for services rendered to EpiCept in all capacities by our chief executive officer and certain executive officers whose total cash compensation exceeded $100,000 for the year ended December 31, 2006, collectively referred to in this annual report as the “named executive officers.”

						Change in
						Pension
						Value and
						Nonqualified
						Deferred
				Stock	Option	Compensation	All Other
		Salary	Bonus	Awards	Awards	Earnings	Compensation		Total
Name/Principal Position	Year	($)	($)	($)	($)(1)	($)	($)		($)

John V. Talley	2006	350,000	425,000	—	2,633,639	—	53,331	(2)	3,461,970
President and	2005	283,876	243,750	—	—	—	27,202	(2)	554,828
Chief Executive Officer	2004	285,078	—	—	—	—	27,974	(2)	313,052
Robert W. Cook(3)	2006	250,000	137,500	—	369,260	—	25,908	(3)	782,668
Chief Financial Officer,	2005	232,337	90,625	—	—	—	18,192	(3)	341,154
Senior Vice President,	2004	155,769	20,000	—	—	—	9,874	(3)	185,643
Finance & Administration
Ben Tseng(4)	2006	218,625	43,000	—	33,480	—	33,161	(5)	328,266
Chief Scientific Officer	2005	—	—	—	—	—	—		—
	2004	—	—	—	—	—	—		—
Dileep Bhagwat(5)	2006	211,459	57,200	—	196,353	—	25,452	(4)	490,464
Senior Vice President,	2005	196,206	—	—	—	—	17,995	(4)	214,201
Pharmaceutical	2004	171,731	—	—	—	—	9,967	(4)	181,698
Development
Oliver Wiedemann(6)	2006	187,718	—	—	22,440	—	11,396	(7)	221,554
Managing Director —	2005	181,887	10,000	—	—	—	3,895	(7)	195,782
Medical Affairs,	2004	185,448	—	—	—	—	4,575	(7)	190,023
EpiCept GmbH

(1)	This column represents the dollar amount recognized for consolidated financial statement reporting purposes for the fair value of stock options granted and vesting for the named executive officers in 2006. The fair value, a non-cash expense, was estimated using the Black-Scholes option-pricing method in accordance with FAS 123R.

(2)	Includes premiums for health benefits, life and disability insurance and automobile allowance paid on behalf of Mr. Talley.

(3)	Mr. Cook joined EpiCept in April 2004. Includes premiums for health benefits and for life and disability insurance paid on behalf of Mr. Cook.

(4)	Dr. Tseng joined EpiCept upon closing of the merger with Maxim on January 4, 2006. Includes premiums for health benefits and for life and disability insurance paid on behalf of Dr. Tseng.

(5)	Dr. Bhagwat joined EpiCept in February 2004. Includes premiums for health benefits and for life and disability insurance paid on behalf of Dr. Bhagwat.

(6)	Dr. Wiedemann’s compensation was translated from euros to the U.S. dollar using the exchange rates as of December 31, 2006, 2005 and 2004.

(7)	Includes premiums for health benefits and for life and disability insurance paid on behalf of Dr. Wiedemann.

Option Grants in Last Fiscal Year (2006)

During 2006, the Company granted approximately 2.5 million stock options to employees, directors and former directors, of which approximately 1.6 million were to the below named executive officers. j

Grants of Plan-Based Awards Table

			Estimated Future Payouts Under			All Other Option	Exercise
			Equity Incentive Plan			Awards	Price of
		Approval	Awards (Shares)			Number of Shares	Option
Name	Grant Date	Date	Threshold	Target	Maximum	Underlying Options	Awards(1)

John V. Talley	01/05/2006	01/05/2006	0	0	0	1,242,655	$5.84
Robert Cook	01/05/2006	01/05/2006	0	0	0	211,567	$5.84
Ben Tseng	01/05/2006	01/05/2006	0	0	0	20,000	$5.84
Dileep Bhagwat	01/05/2006	01/05/2006	0	0	0	112,500	$5.84
Oliver Wiedemann	01/05/2006	01/05/2006	0	0	0	22,500	$5.84

(1)	The exercise price of the options are all equal to the market price on the date of the grant.

Aggregate Option Exercises in Last Fiscal Year (2006) and Values at December 31, 2006

None of the named executive officers exercised any options or received any shares of vested restricted stock in 2006.

Outstanding Equity Awards at Fiscal Year End (2006)

	Option Awards
			Equity Incentive Plan
	Number of Securities Underlying		Awards: Number of
	Unexercised Options		Securities Underlying		Option
	Number	Number	Unexercised Unearned	Option	Expiration
Name	Exercisable	Unexercisable	Options	Exercise Price	Date

John V. Talley	83,083		—	$1.20	11/1/2011
	2,084		—	$1.20	1/1/2012
	83,333		—	$1.20	1/1/2012
	660,161	582,494	—	$5.84	1/4/2016
Robert Cook	92,557	92,557	—	$5.84	1/4/2016
Ben Tseng	10,198		—	$8.68	3/8/2010
	2,039		—	$24.76	9/10/2011
	229	76	—	$33.83	9/1/2013
	143	142	—	$32.90	9/1/2014
	3,825	1,274	—	$7.80	10/1/2014
	4,999	15,001	—	$5.84	1/4/2016
Dileep Bhagwat	49,219	63,281	—	$5.84	1/4/2016
Oliver Wiedemann	10,000		—	$3.00	8/17/2009
	10,000		—	$1.20	10/27/2009
	10,000		—	$1.20	9/25/2010
	15,000		—	$1.20	07/18/2011
	5,624	16,876	—	$5.84	1/4/2016

In 2006, we did not grant stock awards to the named executives above.

Employment Agreements

We have entered into employment agreements with Messrs. John V. Talley and Robert W. Cook, each dated as of October 28, 2004. Effective January 4, 2006, pursuant to their employment agreements, Messrs. Talley and Cook received base salaries of $350,000 and $250,000, respectively. For 2007, Messrs. Talley and Cook will receive a base salary of $400,000, and $260,000, respectively. Each employment agreement also provides for discretionary bonuses and stock option awards and reimbursement of reasonable expenses incurred in connection with services performed under each officer’s respective employment agreement. The discretionary bonuses and stock options are based on performance standards determined by our Board. Individual performance is determined based on quantitative and qualitative objectives, including EpiCept’s operating performance relative to budget and the achievement of certain milestones largely related to the clinical development of its products and licensing activities. The future objectives will be established by our Board. In addition, Mr. Talley’s employment agreement provides for automobile benefits and term life and long-term disability insurance coverage. Both employment agreements expire on December 31, 2007 but are automatically extended for unlimited additional one-year periods. Upon termination for any reason and in addition to any other payments disbursed in connection with termination, Mr. Talley and Mr. Cook will receive payment of his applicable base salary through the termination date, the balance of any annual, long-term or incentive award earned in any period prior to the termination date and a lump-sum payment for any accrued but unused vacation days.

If Mr. Talley dies or becomes disabled, he is entitled to (i) receive a lump-sum payment equal to (a) one-third of his base salary times (b) a fraction, the numerator being the number of days he was employed in the calendar year of termination and the denominator being the number of days in that year and (ii) have (a) 50% of outstanding stock options that are not then vested or exercisable become vested and exercisable as of the termination date; (b) the remaining outstanding stock options that are not then vested or exercisable become vested and exercisable ratably and quarterly for two years following the termination date; and (c) each outstanding stock option remain exercisable for all securities for the later of (x) the 90th day following the date that the option becomes fully vested and exercisable and (y) the first anniversary of the termination date. If Mr. Cook dies or becomes disabled, he is entitled to the same benefits as Mr. Talley, except the equation for his lump-sum payment is based on one-fourth of his base salary.

If Mr. Talley is terminated without cause or the term of his agreement is not extended pursuant to the employment agreement, he is entitled to the same benefits as if he were terminated due to death or disability and to receive a lump-sum payment equal to (a) one and one-third times (b) his base salary times (c) the number of whole and partial months remaining in the term of the agreement (but no more than 12 and no less than 6) divided by (d) 12. If Mr. Cook is terminated without cause or the term of his agreement is not extended pursuant to the employment agreement, he is entitled to the same benefits as Mr. Talley, but the equation for his lump-sum payment is based on one and one-fourth times his base salary.

If Mr. Talley is terminated in anticipation of, or within one year following, a change of control, he is entitled to: (i) receive a lump-sum payment equal to (a) one and one third times (b) his base salary times (c) the number of whole and partial months remaining in the term of the agreement (but not less than 24) divided by (d) 12 and (ii) have (a) 50% of outstanding stock options that are not then vested or exercisable become vested and exercisable as of the termination date; (b) the remaining outstanding stock options that are not then vested or exercisable become vested and exercisable ratably and monthly for the first year following the termination date; and (c) each outstanding stock option remain exercisable for all securities for the later of (x) the 90th day following the date that the option becomes fully vested and exercisable and (y) the first anniversary of the termination date. If Mr. Cook is terminated in anticipation of, or within one year following, a change of control, he is entitled to the same benefits as Mr. Talley, except his lump sum is equal to (a) one and one-fourth times (b) his base salary times (c) the number of whole and partial months remaining in the term of the agreement (but no more than 18 and no less than 12) divided by (d) 12.

Equity Compensation Plan Information

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2006.

Number of Securities
	Number of Securities		Remaining Available for
	to be Issued Upon	Weighted-Average	Issuance Under Equity
	Exercise of Outstanding	Exercise Price of	Compensation Plans
	Options, Warrants	Outstanding Options,	(Excluding Securities
	and Rights	Warrants and Rights	Reflected in Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by stockholders	3,123,268	$7.10	1,885,592
Total	3,123,268	$7.10	1,885,592

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

2002 Bridge Notes and Warrants

In November 2002, EpiCept entered into a convertible bridge loan in an aggregate amount of up to $5,000,000. This convertible bridge loan is referred to as the “2002 convertible bridge loan.” The lenders under the 2002 convertible bridge loan included Mr. John V. Talley, our President and Chief Executive Officer, and certain holders of our preferred stock, including TVM IV GmbH & Co. KG (“TVM IV”), Private Equity Direct Finance (“Private Equity”), The Merlin Biosciences Fund L.P., The Merlin Biosciences Fund GbR (collectively, the “Merlin Investors”) and Gold-Zack Partners I B.V. The 2002 convertible bridge loan bore interest at 8% per annum and matured on October 30, 2006. In connection with the merger with Maxim, the lenders agreed to convert their 2002 convertible bridge loans into 593,121 shares of common stock at a conversion price of $1.50. In connection with the purchase of the 2002 convertible bridge loans, each lender also received stock purchase warrants entitling that lender to purchase a specified amount of EpiCept’s preferred stock or common stock under certain circumstances. In connection with the merger with Maxim, the stock purchase warrants were amended to provide that they expire at the effective time of the merger and that immediately prior to the effective time the stock purchase warrants were automatically exercised into 3,861,462 shares of common stock at an exercise price of $0.628. Each lender used the outstanding principal amount and accrued interest on their respective 2002 convertible bridge loans to pay the exercise price.

March 2005 Senior Notes

In March 2005, EpiCept completed the private placement of $4.0 million in aggregate principal amount of 8% Senior Notes due October 30, 2006. These notes are referred to as the “March 2005 Senior Notes.” The purchasers of the March 2005 Senior Notes included Sanders Opportunity Fund, L.P., Sanders Opportunity Fund (Institutional), L.P. (collectively, the “Sanders Investors”) and certain holders of EpiCept’s preferred stock including TVM IV, Private Equity and the Merlin Investors. The 2006 notes matured on October 30, 2006. In connection with the merger with Maxim, all investors other than the Sanders Investors converted their 2006 Notes, including interest, into 1,126,758 shares of common stock at a conversion price of $2.84. In connection with the purchase of the March 2005 Senior Notes, each investor also purchased stock purchase warrants exercisable into EpiCept’s common stock. In connection with the merger, all investors other than the Sanders Investors agreed to cancel their stock purchase warrants. The stock purchase warrants held by the Sanders Investors were amended to provide for their automatic expiration at the effective time of the merger with Maxim. Immediately prior to the effective time, the stock purchase warrants were automatically exercised on a net issuance basis for 22,096 shares of EpiCept’s common stock at an exercise price of $3.96.

November 2005 Senior Notes

In November 2005, EpiCept completed the private placement of $2.0 million in aggregate principal amount of its 8% Senior Notes due October 2006. These notes are referred to as the “November 2005 Senior Notes.” The purchasers of the November 2005 Senior Notes included certain stockholders of EpiCept’s preferred stock including TVM IV, Private Equity and the Merlin Investors. The November 2005 Senior Notes matured on October 30, 2006. In connection with the merger with Maxim, all investors agreed to convert all principal and accrued interest on their November 2005 Senior Notes into 711,691 shares of common stock at a conversion price of $2.84.

Amendment to Series B Warrants

In August 2000, EpiCept issued two warrants (the “Series B Warrants”) to purchase its Series B convertible preferred stock to Alpinvest International B.V. and TVM III Limited Partnership (“TVM III”). In connection with the merger with Maxim, the Series B Warrants were deemed exercised on a net issuance basis for 58,229 shares of EpiCept’s common stock based on an exercise price of $6.00.

Amendment to Series C Warrant

In November 2000, EpiCept issued a warrant (the “Series C Warrant”) to purchase its Series C convertible preferred stock to Private Equity. In connection with the merger, the Series C Warrant was deemed exercised on a net issuance basis for 131,018 shares of EpiCept’s common stock based on an exercise price of $6.00.

COMMON STOCK PERFORMANCE GRAPH

Performance Graph

The following graph and table compare the cumulative total return of our common stock, The Nasdaq Biotechnology Index and AMEX Biotechnology Index, as described below, for the period beginning January 4, 2006 (the date we became a public company) and ending December 29, 2006, assuming an initial investment of $100 and the reinvestment of any dividends. We obtained the information reflected in the graph and table from independent sources we believe to be reliable, but we have not independently verified the information.

COMPARISON OF 1 YEAR CUMULATIVE TOTAL RETURN*
Among Epicept, The AMEX Biotechnology Index And The NASDAQ Biotechnology Index

* $100 invested on 1/5/06 in stock or on 12/31/06 in index-including reinvestment of dividends.
Fiscal year ending December 31.

	Total Return
Name	January 5, 2006	December 31, 2006
EpiCept	100%	16.82%
The Nasdaq Biotechnology Index	100%	98.44%
AMEX Biotechnology Index	100%	95.74%

Performance Graph and related information shall not be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 Filings

Other than Michael Chen and Michael Damask, no person who, during the fiscal year ended December 31, 2006, was a “Reporting Person” defined as a director, officer or beneficial owner of more than ten percent of the our common stock which is the only class of securities of the Company registered under Section 12 of the Securities Exchange Act of 1934 (the “Act”), failed to file on a timely basis, reports required by Section 16 of the Act during the most recent fiscal year. The foregoing is based solely upon a review by us of Forms 3 and 4 during the most recent fiscal year as furnished to us under Rule 16a-3(d) under the Act, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any representation received by us from any reporting person that no Form 5 is required.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee assists the Board of Directors in fulfilling its responsibility to oversee management regarding:

•	the conduct and integrity of the Company’s financial reporting to any governmental or regulatory body, the public or other users thereof;

•	the Company’s systems of internal accounting and financial and disclosure controls;

•	the qualifications, engagement, compensation, independence and performance of the Company’s independent auditors, their conduct of the annual audit, and their engagement for any other services;

•	the Company’s legal and regulatory compliance; and

•	the preparation of the Audit Committee report required by SEC rules to be included in the Company’s annual proxy statement.

In fulfilling its responsibilities, the Audit Committee has:

•	Reviewed and discussed the audited consolidated financial statements with management;

•	Discussed with the Company’s independent registered public accounting firm, Deloitte & Touche LLP matters required to be discussed under Statements of Auditing Standards No. 61, Communications with Audit Committees, as amended; and Statements of Auditing Standards No. 90 Communication with Audit Committees;

•	Received from the Company’s independent registered public accounting firm, Deloitte & Touche LLP disclosures regarding their independence required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees, and has discussed with Deloitte & Touche LLP their independence from management and the Company.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for the audit. The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s financial reporting and internal controls.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2006 for filing with the SEC. The Audit Committee and the Board of Directors have also recommended, subject to stockholder approval, the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

The Audit Committee held 6 meetings during the year ended December 31, 2006. Each member of the Committee meets the current independence and financial literacy requirements under the Sarbanes-Oxley Act, the Nasdaq National Market and SEC rules and regulations.

Respectfully Submitted by:

MEMBERS OF THE AUDIT COMMITTEE

Guy C. Jackson
Gerhard Waldheim
Wayne P. Yetter

Independent Registered Public Accounting Firm

We retained Deloitte & Touche LLP as our independent registered public accounting firm to audit our consolidated financial statements for the years ended December 31, 2006, 2005 and 2004.

To ensure the independence of the firm selected to audit the Company’s annual consolidated financial statements, the Audit Committee of the Board of Directors has established a policy allowing it to review in advance and either approve or disapprove, any audit, audit-related, internal control-related, tax or non-audit service to be provided to us by Deloitte & Touche LLP. Annually and generally, in the early part of each fiscal year, the Audit Committee will approve the engagement of the independent registered public accounting firm to perform the annual audit of our consolidated financial statements, to provide an annual attestation report on management’s evaluation of the Company’s internal controls over financial reporting and our internal controls, and to review our interim consolidated financial statements.

Independent Registered Public Accounting Firm Fees

The aggregate fees billed for professional services by Deloitte & Touche LLP in 2006 and 2005 for these various services were:

Types of Fees	2006	2005
	(In thousands)

Audit Fees(1)	$1,104	$581
Audit — Related Fees(2)	—	—
Tax Fees(3)	15	9
All Other Fees(4)	136	—

Total	$1,255	$590

(1)	Fees for services to perform an audit or review in accordance with generally accepted auditing standards and services that generally only EpiCept’s independent registered public accounting firm can reasonably provide, such as the audit of EpiCept’s consolidated financial statements, the review of the financial statements included in our quarterly reports on Form 10-Q, and for services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory engagements.

(2)	Fees, if any, for assurance and related services that are traditionally performed by the Company’s independent registered public accounting firm, such as, audit attest services not required by statute or regulation, and consultation concerning financial accounting and reporting standards.

(3)	Fees for tax compliance. Tax compliance generally involves preparation of original and amended tax returns, claims for refunds and tax payment planning services.

(4)	Fees for other types of permitted services not covered by the first three categories include consultation relating to our listing with the OM Stockholm Exchange.

PROPOSAL TWO:

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board and the Audit Committee have selected Deloitte & Touche LLP as the independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ended December 31, 2007. Deloitte & Touche LLP was our independent registered public accounting firm for the year ended December 31, 2006. The firm is a registered public accounting firm with the Public Company Accounting Oversight Board (the “PCAOB”), as required by the Sarbanes-Oxley Act of 2002 and the Rules of the PCAOB.

Deloitte & Touche LLP representatives are expected to attend the 2007 Annual Meeting. They will have an opportunity to make a statement if they desire to do so at the Annual Meeting and will be available to respond to appropriate stockholder questions.

We are asking our stockholders to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Deloitte & Touche LLP to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED DECEMBER 31, 2007.

PROPOSAL THREE:

AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE
THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

On          , 2007, the Board approved the submission to the stockholders of an amendment to EpiCept’s Restated Certificate of Incorporation to increase the authorized common stock of EpiCept from 55,000,000 (consisting of (i) 50,000,000 shares of common stock of the Company, par value $0.0001 per share, and (ii) 5,000,000 shares of preferred stock of the Company, par value $0.0001 per share) to 80,000,000 (consisting of (i) 75,000,000 shares of common stock of the Company, par value $0.0001 per share, and (ii) 5,000,000 shares of preferred stock of the Company, par value $0.0001 per share).

As of April 5, 2007, there were outstanding 32,401,252 shares of common stock and an additional 12,500 shares were held in the treasury. Of the 17,586,248 authorized and unissued shares on that date, 5,152,503 shares were reserved for issuance under EpiCept’s 2005 Equity Incentive Plan, 1995 Stock Option Plan, 2005 Employee Stock Purchase Plan, and the employee stock options issued in connection with the acquisition of Maxim Pharmaceuticals, Inc. In addition, 5,989,669 shares were reserved for issuance pursuant to various private placements and other financing arrangements. As of April 5, 2007, 6,444,076 unissued shares were available for issuance (giving effect to the reservation of shares for issuance).

The additional shares of common stock to be authorized by the amendment will, if and when issued, be identical to the shares of common stock now authorized and outstanding. The increase in authorized shares will not affect the terms or the rights of holders of existing shares of common stock. Depending on the circumstances, any subsequent issuance of common stock could have a dilutive effect on existing stockholders by decreasing the percentage ownership in EpiCept (for voting, distributions and other purposes) represented by an existing share of common stock. Holders of common stock have no preemptive rights.

The Board of Directors believes that it is advisable to have authorized shares of common stock in excess of those outstanding (including, if authorized, the additional common stock provided for in this proposal) available for general corporate purposes, such as financings, acquisitions, stock dividends and our employee benefit plans. The continued availability of shares of common stock provides EpiCept with the flexibility to take advantage of various opportunities as they arise. However, at the date of this proxy statement, EpiCept has no plans for a financing or other transaction that would result in the issuance of common stock authorized by this amendment.

The Board of Directors has sole discretion to issue authorized but uncommitted shares of common stock from time to time for any corporate purpose, including in reaction to any unsolicited acquisition proposal, without further action by the stockholders, subject to requirements of corporate law and Nasdaq and any other exchanges on which EpiCept’s common stock may be listed.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL FOUR:

APPROVAL OF AMENDMENT OF 2005 EQUITY INCENTIVE PLAN TO INCREASE NUMBER OF
AVAILABLE SHARES AND TO AUTHORIZE ISSUANCE OF RESTRICTED STOCK UNITS

On          , 2007, the Board of Directors approved the submission to the stockholders of an amendment to EpiCept’s 2005 Equity Incentive Plan. The amendment, subject to stockholder approval, would (i) increase the number of shares of common stock available for awards under the plan from 4,000,000 to 7,000,000, and (ii) allow the issuance of restricted stock units. The Board directed that this amendment be presented for approval at EpiCept’s 2007 Annual Stockholders’ Meeting.

We believe that long-term performance is achieved through an ownership culture that encourages such performance by our executive officers through the use of stock and stock-based awards. Our equity plans have been established to provide our employees, including our executive officers, with incentives to help align those employees’ interests with the interests of stockholders. The Compensation Committee believes that the use of stock and stock-based awards offers the best approach to achieving our compensation goals. We have historically elected to use stock options as the primary long-term equity incentive vehicle. We believe that the annual aggregate value of these awards should be set near the 75th percentile of our general peer group. Due to the early stage of our business, our desire to preserve cash, and the limited nature of our retirement benefit plans, we expect to provide a greater portion of total compensation to our executives through stock options and restricted stock grants than through cash-based compensation. The Board believes that adding 3,000,000 shares to the 2005 Equity Incentive Plan and the ability to issue restricted stock units is in the best interests of the Company because it will permit the Company to attract and retain key employees by providing them with appropriate equity incentives. The 2005 Equity Incentive Plan plays an important role in the Company’s efforts to attract and retain employees of outstanding ability.

The 2005 Equity Incentive Plan was adopted on September 1, 2005 and approved by stockholders on September 5, 2005. EpiCept’s Equity Incentive Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to EpiCept’s employees and its parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options, restricted stock, performance-based awards and cash awards to its employees, directors and consultants and its parent and subsidiary corporations’ employees and consultants. The 2005 Equity Incentive Plan is attached as Appendix E to this proxy statement.

A total of 4,000,000 shares of our common stock are reserved for issuance pursuant to the 2005 Equity Incentive Plan. As of April 5, 2007, options to purchase 3,310,587 shares were outstanding. As of April 5, 2007, 689,413 shares remain available for future awards under the plan, or approximately 17.2% of total shares originally reserved.

Our Board of Directors or a committee of our Board administers the 2005 Equity Incentive Plan. In the case of options intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code, the committee will consist of two or more “outside directors” within the meaning of Section 162(m) of the Code. The administrator has the power to determine the terms of the awards, including the exercise price, the number of shares subject to each such award, the exercisability of the awards and the form of consideration, if any, payable upon exercise. The administrator also has the authority to institute an exchange program by which outstanding awards may be surrendered in exchange for awards with a lower exercise price. Notwithstanding the administrator’s broad authority under the 2005 Equity Incentive Plan, EpiCept is prohibited from repricing stock options without stockholder approval because:

•	Nasdaq rules prohibit repricing stock options without stockholder approval unless the plan expressly authorizes such repricings, and

•	EpiCept’s 2005 Equity Incentive Plan does not expressly reserve such repricing authority for the Compensation Committee without stockholder approval.

Shares of common stock issued under the plan may be authorized but unissued shares, treasury shares or any combination thereof. If any award granted under the plan terminates or expires prior to its exercise, the shares covered by the award will again be available for grant under the plan. No more than 1,500,000 shares of common stock may be subject to stock options awarded in any calendar year to an individual subject to Section 162(m) of the Internal Revenue Code of 1986, as amended.

The closing price of EpiCept common stock on April 9, 2007, as reported on The Nasdaq Capital Market was $1.78 per share. As of April 5, 2007, there were six non-employee directors and approximately 35 employees and consultants who were potentially eligible to participate in the plan.

Types of Awards Presently Authorized Under the 2005 Equity Incentive Plan

Set forth below is a description of the types of awards that may be granted under the plan.

Stock Options

Our stock plans authorize us to grant options to purchase shares of common stock to our employees, directors and consultants. Our Compensation Committee oversees the administration of our stock option plan. Stock options may be granted at the commencement of employment, annually, occasionally following a significant change in job responsibilities or to meet other special retention objectives. The Compensation Committee reviews and approves stock option awards to executive officers based upon a review of competitive compensation data, its assessment of individual performance, a review of each executive’s existing long-term incentives, and retention considerations. Periodic stock option grants are made at the discretion of the Compensation Committee to eligible employees and, in appropriate circumstances, the Compensation Committee considers the recommendations of members of management, such as John V. Talley, our President and CEO.

In 2006, certain named executive officers were awarded stock options in the amounts indicated in the section entitled “Stock Option Grants to Executive Officers.” These grants included grants made in January 2006 in connection with merit-based grants made by the Board of Directors to a large number of employees, including certain executive officers, which were intended to encourage an ownership culture among our employees. The January 2006 grants were made to certain of our employees, including executive officers, who had been employed with us prior to our merger with Maxim on January 4, 2006 based on past performance of such employees and to reward our executive officers for their past services and to encourage continued service with us. We also granted options to an executive officer of Maxim who was retained after the merger to encourage his retention. Stock options granted by us have an exercise price equal to the fair market value of our common stock on the day of grant, typically vest monthly over a four-year period based upon continued employment, and generally expire ten years after the date of grant. The value of the options granted to executive officers, including the named executive officers in the Summary Compensation Table, reflect the grant of a significant number of options with a shorter vesting period, at a relatively higher exercise price ($5.84 per share) as compared to the current market price for our common stock. No options to management were granted in 2005 and 2004. Incentive stock options also include certain other terms necessary to assure compliance with the Internal Revenue Code of 1986, as amended, or Internal Revenue Code.

We expect to continue to use stock options as a long-term incentive vehicle because:

•	Stock options align the interests of executives with those of the stockholders, support a pay-for-performance culture, foster employee stock ownership, and focus the management team on increasing value for the stockholders.

•	Stock options are performance based. All the value received by the recipient of a stock option is based on the growth of the stock price.

•	Stock options help to provide a balance to the overall executive compensation program as base salary and our discretionary annual bonus program focus on short-term compensation, while the vesting of stock options increases stockholder value over the longer term.

•	The vesting period of stock options encourages executive retention and the preservation of stockholder value. In determining the number of stock options to be granted to executives, we take into account the individual’s position, scope of responsibility, ability to affect profits and stockholder value and the individual’s historic and recent performance and the value of stock options in relation to other elements of the individual executive’s total compensation.

Stock Appreciation Rights

Our 2005 equity incentive plan authorizes us to grant stock appreciation rights, or SARs. An SAR represents a right to receive the appreciation in value, if any, of our common stock over the base value of the SAR. The base value of each SAR equals the value of our common stock on the date the SAR is granted. Upon surrender of each SAR, unless we elect to deliver common stock, we will pay an amount in cash equal to the value of our common stock on the date of delivery over the base price of the SAR. SARs typically vest based upon continued employment on a pro-rata basis over a four-year period, and generally expire ten years after the date of grant. Our Compensation Committee is the administrator of our stock appreciation rights plan. To date, we have not granted any SAR under our 2005 equity incentive plan.

Restricted Stock

Our 2005 equity incentive plan authorizes us to grant restricted stock. As of December 31, 2006, we have not granted any restricted stock. On January 8, 2007, we granted 0.1 million shares of restricted stock at a fair market value of $1.46 per share. In order to implement our long-term incentive goals, we anticipate granting restricted stock in the future in conjunction with stock options.

Cash Awards

Our 2005 Equity Incentive Plan authorizes us to grant cash awards, however the plan prohibits cash awards to non-employee directors. As of April 5, 2007, we have not granted any cash awards. We anticipate that in order to implement the long-term incentive goals of the Compensation Committee we may grant cash awards in the future.

Proposal to Amend Plan to Authorize Issuance of Restricted Stock Units

The Stock Plan presently authorizes the Company to grant stock options, stock appreciation rights, restricted stock and cash awards. The Board recommends the amendment of the 2005 Equity Incentive Plan to authorize the issuance of restricted stock units because the Board believes restricted stock units are a useful tool for enhancing the potentially realizable return from an incentive award. The Compensation Committee would be authorized to grant restricted stock units to participants and to determine the vesting period and conditions and all other terms and conditions applicable thereto. Upon vesting, a participant would be entitled to receive, at the discretion of the Company, either one share of Common Stock or a cash payment equal to the fair market value thereof for each restricted stock unit granted. Pursuant to procedures established by the Company, a participant may elect prior to the date of grant, to defer the receipt of shares (or cash) payable on the vesting date to a subsequent date and thereby defer recognition of federal income tax for the deferred portion of the award. Except as set forth above, the 2005 Equity Incentive Plan would remain unaltered in all material respects.

Additional Information About the 2005 Equity Incentive Plan

Change in Capitalization

Under the plan, if there is a change in the common stock of the Company, through merger, consolidation, reorganization, recapitalization, stock or special one-time cash dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding award such that each such award shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the common stock subject to such award had such award been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. Adjustments with respect to the following will be made as considered appropriate by the Compensation Committee to prevent dilution or enlargement of rights:

•	The aggregate number and kind of shares of shares that may be issued under the plan;

•	The exercise price applicable to outstanding awards under the plan; and

•	The fair market value of the common stock and other value determinations applicable to outstanding awards.

The number of shares of EpiCept common stock covered by each outstanding award under the plan and the price per share for each such award.

Change in Control

In the event any of the following events occur, the Compensation Committee may in its discretion at any time prior to the event, provide that all outstanding stock options and unvested cash awards shall immediately vest and become exercisable and any restrictions on restricted stock awards shall immediately lapse:

•	Any person(s), as such term is defined in Section 13(d) of the Exchange Act as of the Effective Date, or group of persons, becomes directly or indirectly, a “beneficial owner” as such term is used as of the Effective Date in Rule 13d-3 promulgated under the Exchange Act, of 50% or more of the Voting Securities of the Company (measured either by number of Voting Securities or voting power) (“Voting Securities” means issued and outstanding securities of any class or classes having general voting power, under ordinary circumstances in the absence of contingencies, to elect, the members of the Board of Directors, or other governing body, of the Company)

•	A majority of the Board of Directors consists of individuals other than “Incumbent Directors” which term means the members of the Board of Directors on the Effective Date; provided that any individual becoming a director subsequent to such date whose election or nomination for election was supported (other than in connection with any actual or threatened proxy contest) by two-thirds of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director; or

•	The Company combines with another entity and is the surviving entity

•	All or substantially all of the assets or business of the Company is disposed of pursuant to a sale, merger, consolidation, liquidation, dissolution or other transaction or series of transactions (collectively, a “Triggering Event”) unless the holders of Voting Securities of the Company immediately prior to such Triggering Event beneficially own, directly or indirectly, by reason of their ownership of Voting Securities of the Company immediately prior to such Triggering Event, more than 50% of the Voting Securities (measured both by number of Voting Securities and by voting power) of (x) the Company, in the case of a combination in which the Company is the surviving entity and (y) in any other case, the entity if any that succeeds to substantially all of the Company’s business and assets.

Termination of Service

In the event an individual’s employment or consulting service is terminated by EpiCept without cause or by such individual, then:

•	All outstanding vested options held by such individual will expire on the earlier of:

(a) the expiration of their term, or

(b) 90 days following termination of participant’s service;

•	All unvested options and restricted stock awards shall expire upon termination of service; and

•	All outstanding cash awards and performance-based awards shall be forfeited upon termination of service.

In the event an individual’s employment or consulting service is terminated by EpiCept for cause, then all of the participant’s awards (including exercised stock options for which shares or cash have not been delivered to the participant) shall be cancelled and forfeited immediately on the date of the of termination of service, and the Company shall return to the participant the price paid (if any) for any undelivered shares.

Other Terms

Generally, without the Compensation Committee’s consent, an individual’s rights under the plan may not be assigned or transferred except in the event of death.

The plan will remain in effect until terminated by the Compensation Committee. The plan will continue thereafter, however, until all awards previously granted under the plan are satisfied or otherwise terminated. No awards may be granted under the plan after September 6, 2015.

Certain Federal Income Tax Consequences

We do not believe that Section 162(m) of the Internal Revenue Code, which limits deductions for executive compensation paid in excess of $1.0 million, is applicable, and accordingly, our Compensation Committee did not consider its impact in determining compensation levels for our named executive officers in 2006.

Comparison of Material Differences Between the Provisions of the 2005 Equity Incentive Plan

A comparison of the material differences between the 2005 Equity Incentive Plan as currently in effect and as proposed to be amended by Proposal 4 is set forth in the table below:

Feature	Current	Proposed

Shares Subject to the Stock Plan	4,000,000.	7,000,000.
Types of Awards Available	Stock options, stock appreciation rights, restricted stock and cash awards.	Stock options, stock appreciation rights, restricted stock, cash awards, and restricted stock units.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF AMENDMENT OF 2005 EQUITY INCENTIVE PLAN TO INCREASE NUMBER OF AVAILABLE SHARES AND TO AUTHORIZE ISSUANCE OF RESTRICTED STOCK UNITS.

PROPOSAL FIVE:

ADJOURNMENT OF ANNUAL MEETING

On          , 2007, the Board of Directors approved the submission to the stockholders of a proposal to adjourn the Annual Meeting in the event that there are not a sufficient number of votes at the Annual Meeting to approve Proposals 1, 2, 3 or 4. In order to permit proxies that have been timely received to be voted for an adjournment, we are submitting this proposal as a separate matter for your consideration. If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR
THE APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING.

APPENDIX A

EPICEPT CORPORATION

AUDIT COMMITTEE CHARTER

This Audit Committee Charter was adopted by the Board of Directors (the “Board”) of EpiCept Corporation (the “Company,” defined to include all subsidiaries and any other entity whose consolidated financial results are included in the EpiCept Corporation’s consolidated financial statements) on May 5, 2005 and re-approved by the Audit Committee of the Board on February 8, 2007.

This Charter is intended as a component of the flexible governance framework within which the Board, assisted by its committees, directs the affairs of the Company. While it should be interpreted in the context of all applicable laws, regulations and listing requirements, as well as in the context of the Company’s Certificate of Incorporation and By Laws, it is not intended to establish by its own force any legally binding obligations.

I.	PURPOSES

The Audit Committee (the “Committee”) shall assist the Board of Directors (the “Board”) in fulfilling its responsibility to oversee management regarding:

(i) the conduct and integrity of the Company’s financial reporting to any governmental or regulatory body, the public or other users thereof;

(ii) the Company’s systems of internal accounting and financial and disclosure controls;

(iii) the qualifications, engagement, compensation, independence and performance of the Company’s independent auditors, their conduct of the annual audit, and their engagement for any other services;

(iv) the Company’s legal and regulatory compliance; and

(v) the preparation of the audit committee report required by SEC rules to be included in the Company’s annual proxy statement.

In discharging its role, the Committee is empowered to inquire into any matter it considers appropriate to carry out its responsibilities, with access to all books, records, facilities and personnel of the Company. In addition to retaining the Company’s independent auditor, the Committee has the power to retain outside counsel, other auditors or other advisors to assist it in carrying out its activities. The Company shall provide adequate resources to support the Committee’s activities, including compensation of the Committee’s counsel, independent auditors and other advisors. The Committee shall have the sole authority to retain, compensate, direct, oversee and terminate counsel, independent auditors, and other advisors hired to assist the Committee, who shall be accountable ultimately to the Committee.

II.	COMMITTEE MEMBERSHIP

The Committee shall consist of three or more members of the Board, each of whom the Board has selected and determined to be “independent” for purposes of audit committee membership in accordance with applicable rules of the Securities and Exchange Commission (“SEC”) and the Nasdaq National Market. All members of the Committee shall meet the financial literacy requirements of the Nasdaq National Market and at least one member shall be an “audit committee financial expert” as such term is defined under applicable SEC rules. No member of the Committee may serve on the audit committee of more than FIVE public companies, including the Company, unless the Board of Directors has determined that such simultaneous service would not impair the ability of such member to effectively serve on the Committee. Such determination shall be disclosed in the annual proxy statement.

Committee members shall continue to be members as long as they remain directors and until their successors are elected and qualified or until their earlier resignation or removal. Any member may be removed by the Board, with or without cause, at any time. The Chairman of the Committee shall be appointed from among the Committee members by, and serve at the pleasure of, the Board to convene and chair meetings of the Committee, set agendas for meetings, and determine the Committee’s information needs. In the absence of the Chairman at a duly convened meeting, the Committee shall select a temporary substitute from among its members.

III.	COMMITTEE MEETINGS

The Committee shall meet on a regularly-scheduled basis at least four times per year or more frequently as circumstances dictate. The Committee shall meet periodically with the internal auditor and the independent auditor in separate executive sessions to provide the opportunity for full and frank discussion without members of senior management present. The Committee shall meet at least annually with the Nominating and Corporate Governance Committee. This meeting will allow the Committee to review non-financial legal and regulatory compliance as well as the risk assessment and risk management processes.

The Committee shall establish its own schedule and rules of procedure. Meetings of the Committee may be held telephonically. A majority of the members of the Committee shall constitute a quorum sufficient for the taking of any action by the Committee.

IV.	KEY RESPONSIBILITIES

The Committee’s role is one of oversight. The Company’s management is responsible for preparing the Company’s consolidated financial statements and the independent auditors are responsible for auditing those consolidated financial statements. The Committee recognizes that Company management including the financial staff and the independent auditors have more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s consolidated financial statements or any professional certification as to the independent auditor’s work.

The following responsibilities are set forth as a guide for fulfilling the Committee’s purposes, with the understanding that the Committee’s activities may diverge as appropriate given the circumstances. The Committee is authorized to carry out these activities and other actions reasonably related to the Committee’s purposes or assigned by the Board from time to time.

The Committee may form, and delegate any of its responsibilities to, a subcommittee so long as such subcommittee is solely comprised of one or more members of the Committee.

To fulfill its purposes, the Committee shall:

A. Supervise the Independent Audit

1. appoint, evaluate taking into account opinions of management, including an evaluation of the lead audit partner(s), compensate, oversee the work of, and if appropriate terminate, the independent auditor, who shall report directly to the Committee;

2. review and approve the terms of the independent auditor’s retention, engagement and scope of the annual audit, and approve as a Committee or by an individual member any audit-related and permitted non-audit services (including the fees and terms thereof) to be provided by the independent auditor as set forth in the Audit Committee’s pre-approval policy (with disclosure as appropriate in the Company’s periodic public filings);

3. on an annual basis:

(i) review a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard No. 1 (as modified or supplemented), actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence;

(ii) set clear hiring policies for employees or former employees of the independent auditors;

4. review and discuss with management and the independent auditor:

(i) any significant findings during the year, including the status of previous audit recommendations;

(ii) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise) or any other audit problems or difficulties encountered in the course of audit work;

(iii) any restrictions on the scope of activities or access to required information;

(iv) any changes required in the scope of the audit plan;

(v) the audit budget and staffing; and

(vi) the coordination of audit efforts in order to monitor completeness of coverage, reduction of redundant efforts, and the effective use of audit resources;

5. review and resolve any disagreements between management and the independent auditor concerning financial reporting, or relating to any audit report or other audit, review or attest services provided by the independent auditor;

B. Oversee Internal Controls & Risk Management

6. Review and discuss with management and the independent auditor:

(i) the adequacy of the Company’s internal control over financial reporting and disclosure controls and procedures (including computerized information system disclosure controls and security), including:

a) management’s quarterly certification of the Company’s disclosure controls and procedures and any reports of material weaknesses in internal control over financial reporting and actions taken to remedy any such weaknesses,

b) management’s annual assessment of the Company’s internal control over financial reporting,

c) the independent auditor’s annual attestation report regarding management’s annual assessment of the Company’s internal control over financial reporting when applicable, and

d) whether the Company’s internal control over financial reporting and disclosure controls and procedures are designed to provide reasonable assurance that transactions entered into by the Company are properly authorized, assets are safeguarded from unauthorized or improper use, and transactions by the Company are properly recorded and reported;

(ii) any significant deficiencies in the design or operation of the Company’s internal controls and procedures which could adversely affect the Company’s ability to record, process, summarize and report financial data;

(iii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls and procedures; and

(iv) related findings and recommendations of management, together with the independent auditor’s attestation report;

7. review and discuss with management and the independent auditor any significant risks or exposures and assess the steps management has taken to minimize such risks; and discuss with management and the independent auditor, and develop and monitor compliance with the Company’s underlying policies with respect to, risk assessment and risk management;

8. oversee procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

9. review and recommend the appointment, reassignment, replacement or dismissal of the Chief Financial Officer;

C. Oversee Financial Reporting

10. review and discuss with management and the independent auditor:

(i) all critical accounting policies and practices used by the Company;

(ii) any significant changes in Company accounting policies;

(iii) any material alternative accounting treatments within GAAP that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm; and

(iv) any accounting and financial reporting proposals that may have a significant impact on the Company’s financial reports;

11. inquire as to the independent auditor’s view of the accounting treatment related to significant new transactions or other significant matters or events not in the ordinary course of business;

12. review and discuss with the independent auditor the matters required to be discussed with the independent auditor by:

(i) Statement of Auditing Standards No. 61, as amended, including the auditor’s responsibility under generally accepted auditing standards, the significant accounting policies used by the Company, accounting estimates used by the Company and the process used by management in formulating them, any consultation with other accountants and any major issues discussed with management prior to its retention;

(ii) Statement of Auditing Standards No. 90, as amended, including whether Company accounting principles as applied are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether or not those principles reflect common or minority practices; and

(iii) Statement of Auditing Standards No. 100, as amended, including the review of the interim financial information of the Company and any material modifications that need to be made to the interim financial information for it to conform with GAAP;

13. review and discuss with management and the independent auditor any material financial or non-financial arrangements that do not appear on the financial statements of the Company;

14. review and discuss with the independent auditor:

(i) any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise);

(ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement; and

(iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Company or any other material written communications between the accounting firm and management, such as any management letter or schedule of “unadjusted differences;”

15. review the Company’s consolidated financial statements, including:

(i) prior to public release, review and discuss with management and the independent auditor the Company’s annual and quarterly consolidated financial statements to be filed with the SEC (including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and any certifications regarding the consolidated financial statements or the Company’s internal accounting and financial controls and procedures and disclosure controls or procedures filed with SEC by the Company’s senior executive and financial officers); and

(ii) with respect to the independent auditor’s annual audit report and certification, before release of the annual audited consolidated financial statements, meet with the independent auditor without any management member present to discuss the adequacy of the Company’s system of internal accounting and financial controls, the appropriateness of the accounting principles used to and judgments made in the preparation of the Company’s audited consolidated financial statements, and the quality of the Company’s financial reports;

(iii) meet separately, periodically, with management and the independent auditor;

(iv) recommend to the Board whether to include the audited annual consolidated financial statements in the Company’s Annual Report on Form 10-K to be filed with the SEC;

(v) prior to submission to any governmental authority of any financial statements of the Company that differ from the consolidated financial statements filed by the Company with the SEC, reviewing such consolidated financial statements and any report, certification or opinion thereon provided by the independent auditor;

16. at least annually, review a report by the independent auditor describing:

(i) the firm’s internal quality-control procedures;

(ii) any material issues raised by the most recent internal quality-control review of the firm, peer review or by any review, inquiry or investigation by governmental or professional authorities (including the Public Company Accounting Oversight Board), within the preceding five years, regarding one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

(iii) all relationships between the independent auditor and the Company (to be set out in a formal written statement);

17. discuss with management and the independent auditor, as appropriate, earnings press releases and financial information and earnings guidance (including non-GAAP financial measures) provided to analysts and to rating agencies;

D. Oversee Legal and Regulatory Compliance

18. review periodically:

(i) legal and regulatory matters that may have a material impact on the Company’s financial statements; and

(ii) the scope and effectiveness of compliance policies and programs;

19. oversee the implementation and effectiveness of, and recommend modifications as appropriate to the Supplemental Code of Ethics for the CEO and Senior Officers, and the Code of Business Conduct and Ethics;

20. review, discuss with management and the independent auditor, and, if appropriate, approve any transactions or courses of dealing with related parties (e.g., including significant shareholders of the Company, directors, corporate officers or other members of senior management or their family members) that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties;

E. Report & Self-Evaluate

21. oversee the preparation and approve all reports required under SEC rules to be included in the Company’s annual proxy statement. Any report of the Committee included in the Company’s proxy statement should state whether the Committee:

(i) has reviewed and discussed the audited consolidated financial statements with management;

(ii) has discussed with the independent auditors the matters required to be discussed by SAS Nos. 61 and 90, as amended;

(iii) has received the written disclosure and letter from the independent auditors (describing their relationships with the Company) and has discussed with them their independence; and

(iv) based on the review and discussions referred to above, the members of the Committee recommended to the Board that the audited consolidated financials be included in the Company’s Annual Report on Form 10-K for filing with the SEC;

22. conduct an annual self-evaluation of the performance of the Committee, including its effectiveness and compliance with this Charter;

23. review and reassess the adequacy of this Charter annually, and recommend to the Board amendments as the Committee deems appropriate; and

24. report regularly to the Board on Committee findings and recommendations (including on any issues that arise with respect to the quality or integrity of the Company’s consolidated financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors or the performance of the internal audit function) and any other matters the Committee deems appropriate or the Board requests, and maintain minutes or other records of Committee meetings and activities.

APPENDIX B

EPICEPT CORPORATION

COMPENSATION COMMITTEE CHARTER

This Compensation Committee Charter was adopted by the Board of Directors (the “Board”) of EpiCept Corporation (the “Company”) on May 5, 2005 and re-approved by the Compensation Committee of the Board on February 6, 2007.

This Charter is intended as a component of the flexible governance framework within which the Board, assisted by its committees, directs the affairs of the Company. While it should be interpreted in the context of all applicable laws, regulations and listing requirements, as well as in the context of the Company’s Certificate of Incorporation and By Laws, it is not intended to establish by its own force any legally binding obligations.

I.  PURPOSES

The Compensation Committee (the “Committee”) shall assist the Board in overseeing the Company’s management compensation policies and practices, including:

(i) determining and approving the compensation of the Company’s Chief Executive Officer (“CEO”);

(ii) reviewing and approving compensation levels for the Company’s other executive officers;

(iii) reviewing and approving management incentive compensation policies and programs;

(iv) reviewing and approving equity compensation programs for employees, and exercising discretion in the administration of such programs; and

(v) producing an annual report on executive compensation for inclusion in the proxy statement.

In discharging its role, the Committee is empowered to inquire into any matter that it considers appropriate to carry out its responsibilities, with access to all books, records, facilities and personnel of the Company. The Committee has the power to retain outside counsel, compensation consultants or other advisors to assist it in carrying out its activities. The Company shall provide adequate resources to support the Committee’s activities, including compensation of the Committee’s counsel, consultants and other advisors. The Committee shall have the sole authority to retain, compensate, direct, oversee and terminate counsel, compensation consultants, and other advisors hired to assist the Committee, who shall be accountable ultimately to the Committee.

II.	COMMITTEE MEMBERSHIP

The Committee shall consist of three or more members of the Board, each of whom the Board has selected and determined to be “independent” in accordance with applicable rules of the Nasdaq National Market. In addition, no director may serve unless he or she (i) is a “Non-employee Director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (ii) satisfies the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code.

Members shall continue to be members until their successors are elected and qualified or until their earlier resignation or removal. Any member may be removed by the Board, with or without cause, at any time. The Chairman of the Committee shall be appointed from among the Committee members by, and serve at the pleasure of, the Board to convene and chair meetings of the Committee, set agendas for meetings, and determine the Committee’s information needs. In the absence of the Chairman at a duly convened meeting, the Committee shall select a temporary substitute from among its members.

III.	COMMITTEE MEETINGS

The Committee shall meet on a regularly-scheduled basis at least two times per year, or more frequently as circumstances dictate.

The Committee shall establish its own schedule and rules of procedure. Meetings of the Committee may be held telephonically. A majority of the members of the Committee shall constitute a quorum sufficient for the taking of any action by the Committee.

B-2

The Committee shall meet at least annually with the CEO and any other corporate officers the Board and Committee deem appropriate to discuss and review the performance criteria and compensation levels of key executives.

IV.	KEY RESPONSIBILITIES

The following responsibilities are set forth as a guide for fulfilling the Committee’s purpose, with the understanding that the Committee’s activities may diverge as appropriate given the circumstances. The Committee is authorized to carry out these activities and other actions reasonably related to the Committee’s purposes or assigned by the Board from time to time.

The Committee may form, and delegate any of its responsibilities to, a subcommittee so long as such subcommittee is solely comprised of one or more members of the Committee.

To fulfill its purposes, the Committee shall:

1. establish and review the Company’s overall management compensation philosophy and policy;

2. review and approve corporate goals and objectives relevant to CEO compensation, including annual performance objectives;

3. evaluate at least annually the performance of the CEO against corporate goals and objectives, including the annual performance objectives for the CEO and, based on this evaluation, determine and approve the compensation level (including any discretionary incentive awards) for the CEO, reviewing as appropriate, any agreement or understanding relating to the CEO’s employment, incentive compensation, or other benefits based on this evaluation;

4. review at least annually, and recommend to the Board, the compensation of such executive officers or other members of management as the Board and Committee determine appropriate;

5. review on a periodic basis the Company’s management compensation programs, including any management incentive compensation plans, to determine whether they are appropriate, properly coordinated and achieve their intended purpose(s), and recommend to the Board any appropriate modifications or new plans or programs;

6. review and recommend to the Board incentive and equity-based compensation plans of the Company and any modifications of such plans (whether or not final approval rests with the Company’s shareholders) and review all grants of awards, including the award of shares or share options, pursuant to such plans;

7. administer and monitor compliance by executives with the rules and guidelines of the Company’s equity-based plans;

8. review and recommend to the Board any changes in employee retirement plans or programs, and other employee benefit plans and program;

9. prepare a report to be included in the Company’s annual proxy statement, in accordance with applicable rules and regulation of the Nasdaq National Market, Securities and Exchange Commission and other applicable regulatory bodies;

10. conduct an annual self-evaluation of the performance of the Committee, including its effectiveness and compliance with this Charter;

11. review and reassess the adequacy of this Charter annually, and recommend to the Board amendments as the Committee deems appropriate; and

12. report regularly to the Board on Committee findings and recommendations and any other matters the Committee deems appropriate or the Board requests, and maintain minutes or other records of Committee meetings and activities.

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APPENDIX C

EPICEPT CORPORATION

Nominating & Corporate Governance Committee Charter

This Nominating & Corporate Governance Committee Charter was adopted by the Board of Directors (the “Board”) of EpiCept Corporation (the “Company”), on May 5, 2005 and re-approved by the Nominating & Corporate Governance Committee of the Board on January 30, 2007.

This Charter is intended as a component of the flexible governance framework within which the Board, assisted by its committees, directs the affairs of the Company. While it should be interpreted in the context of all applicable laws, regulations and listing requirements, as well as in the context of the Company’s Certificate of Incorporation and By Laws, it is not intended to establish by its own force any legally binding obligations.

I.	PURPOSES

The Nominating and Corporate Governance Committee (the “Committee”) shall assist the Board in:

(i) identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board candidates for nomination for election at the annual meeting of shareholders or to fill Board vacancies;

(ii) overseeing the Company’s policies and procedures for the receipt of shareholder suggestions regarding Board composition and recommendations of candidates for nomination by the Board;

(iii) reviewing and recommending to the Board the approval of, if appropriate, and overseeing implementation of the Supplemental Code of Ethics for the Chief Executive Officer and Senior Officers and the Code of Business Conduct and Ethics; and

(iv) reviewing on a regular basis the overall corporate governance of the Company and recommending improvements when necessary.

In discharging its role, the Committee is empowered to inquire into any matter it considers appropriate to carry out its responsibilities, with access to all books, records, facilities and personnel of the Company. The Committee has the power to retain outside counsel, director search and recruitment consultants or other advisors to assist it in carrying out its activities. The Company shall provide adequate resources to support the Committee’s activities, including compensation of the Committee’s counsel, consultants and other advisors. The Committee shall have the sole authority to retain, compensate, direct, oversee and terminate counsel, director search and recruitment consultants, and other advisors hired to assist the Committee, who shall be accountable ultimately to the Committee.

II.	COMMITTEE MEMBERSHIP

The Committee shall consist of two or more members of the Board, each of whom the Board has selected and determined to be “independent” in accordance with applicable rules of the Nasdaq National Market.

Members shall continue to be members until their successors are elected and qualified or until their earlier resignation or removal. Any member may be removed by the Board, with or without cause, at any time. The Chairman of the Committee shall be appointed from among the Committee members by, and serve at the pleasure of, the Board to convene and chair meetings of the Committee, set agendas for meetings, and determine the Committee’s information needs. In the absence of the Chairman at a duly convened meeting, the Committee shall select a temporary substitute from among its members.

III.	COMMITTEE MEETINGS

The Committee shall meet on a regularly-scheduled basis at least two times per year, or more frequently as circumstances dictate. The Committee shall meet at least annually with the Audit Committee of the Company.

The Committee shall establish its own schedule and rules of procedure. Meetings of the Committee may be held telephonically. A majority of the members of the Committee shall constitute a quorum sufficient for the taking of any action by the Committee.

C-2

IV.	KEY RESPONSIBILITIES

The following responsibilities are set forth as a guide for fulfilling the Committee’s purposes, with the understanding that the Committee’s activities may diverge as appropriate given the circumstances. The Committee is authorized to carry out these activities and other actions reasonably related to the Committee’s purposes or assigned by the Board from time to time.

The Committee may form, and delegate any of its responsibilities to, a subcommittee so long as such subcommittee is solely comprised of one or more members of the Committee.

To fulfill its purposes, the Committee shall:

1. recommend to the Board for approval, oversee the implementation and effectiveness of, recommend modifications as appropriate to, and review Company disclosures concerning the Company’s policies and procedures for identifying and reviewing Board nominee candidates, including: (i) the qualifications or criteria for Board nomination to shareholders for election as a director; and (ii) policies and procedures relating to consideration of Board nominee candidates recommended by shareholders;

2. identify, screen and review individuals qualified to serve as directors, consistent with qualifications or criteria approved by the Board (including review of incumbent directors for potential re-nomination); and recommend to the Board candidates for: (i) nomination for election or re-election by the shareholders; and (ii) any Board vacancies that are to be filled by the Board subject to any rights regarding the selection of directors by holders of preferred shares and any other contractual or other commitments of the Company;

3. review annually with the Board the composition of the Board as a whole, including whether the Board reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity and other desired qualities;

4. review periodically the size of the Board and recommend to the Board any appropriate changes;

5. coordinate and oversee the annual self-evaluation of the role and performance of the Board, its committees, and management in the governance of the Company;

6. consider corporate governance issues that arise from time to time, and develop appropriate recommendations for the Board regarding such matters;

7. review and address conflicts of interest of directors and executive officers, and the manner in which any such conflicts are to be monitored;

8. review and recommend to the Board for approval any changes in the compensation of directors;

9. conduct an annual self-evaluation of the performance of the Committee, including its effectiveness and compliance with this charter;

10. review and reassess the adequacy of this Charter annually, and recommend to the Board amendments as the Committee deems appropriate;

11. review at least annually with management compliance with, the adequacy of and the status of any requests for waivers under the Company’s code(s) of business conduct and ethics (including codes that apply to all employees as well as those applicable to directors, senior officers and financial officers and the Company’s policies and procedures concerning trading in Company securities and use in trading of proprietary or confidential information); review and address on a timely basis requests for waivers under the Company’s code(s) of business conduct and ethics by directors and executive officers; and report to the Board regarding any waiver granted by the committee to any executive officer or director;

12. review and address transactions and conduct of directors and executive officers creating potential conflicts of interest with the Company; and

13. report regularly to the Board on Committee findings, recommendations and any other matters the Committee deems appropriate or the Board requests, and maintain minutes or other records of Committee meetings and activities.

C-3

APPENDIX D

EPICEPT CORPORATION

SUPPLEMENTAL CODE OF ETHICS FOR THE CEO AND SENIOR OFFICERS

This Code of Ethics is applicable to the Chief Executive Officer (“CEO”), the Chief Financial Officer (“CFO”) and other senior officers of EpiCept Corporation and its subsidiaries and affiliates (together, “EpiCept” or the “Company”) identified below.

The Company has also adopted a Code of Business Conduct and Ethics (the “Business Conduct Code”) that applies to directors, officers and employees of the Company. The CEO, CFO and other senior officers of EpiCept Corporation that are subject to this Code of Ethics are also subject to the Business Conduct Code. In adopting both this Code of Ethics and the Business Conduct Code, the Company has recognized the vital importance to the Company of conducting its business subject to the highest ethical standards and in full compliance with all applicable laws and, even where not required by law, with the utmost integrity and honesty.

Persons Covered by this Code of Ethics

This Code of Ethics is applicable to each officer of the Company or its affiliates having any or all of the following responsibilities and/or authority, regardless of formal title: the president, the chief executive officer, the chief financial officer, the chief accounting officer, the controller, the treasurer, the chief tax officer, the chief legal officer, any chief of internal audit, any assistant general counsel responsible for finance matters, any assistant controller and any regional or business unit financial officer (each, a “Covered Officer”). This Code of Ethics applies to a Covered Officer irrespective of the affiliated company or other entity that employs such Covered Officer. All references herein to dealings with, or actions of or transactions with, the Company refer also to dealings with, or actions of or transactions with, any Company subsidiary or affiliate and any other entity in which the Company has a substantial investment.

General Principles

In all of their dealings on behalf of, or with, the Company, each Covered Officer must:

•	Engage in and promote honest and ethical conduct, including by avoiding actual or potential conflicts of interest between personal and business or professional relationships;

•	Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing his or her independent judgment to be subordinated to the judgment of others;

•	Produce full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC, and in other public communications;

•	Comply with all applicable governmental laws, rules and regulations (including, but not limited to, those relating to disclosure of the business activities and/or performance of the Company);

•	Promptly report violations of this Code of Ethics, or of the Business Conduct Code, by designated senior management, to the appropriate persons;

•	Protect the confidentiality of non-public information about the Company and its customers or suppliers or other business partners/co-venturers, and prevent the unauthorized disclosure of such information unless required by law;

•	Ensure the responsible use of, and control over, all Company assets and resources entrusted to his or her care; and

•	Assume accountability for compliance with, and the interpretation and enforcement of, this Code of Ethics.

Implementing Policies and Procedures

In furtherance of the general principles stated above, each Covered Officer must adhere to the following set of implementing policies and procedures:

1. Avoidance and Handling of Conflict of Interest Situations.

Each Covered Officer is expected to avoid whenever practicable situations where his or her personal interest may conflict with, or be reasonably perceived to conflict with, the best interests of the Company and, where it is not possible to avoid an actual or apparent conflict of interest, to act in a manner expected to protect and advance the Company’s sole best interest. Accordingly, a Covered Officer:

•	is not permitted to compete, either directly or indirectly, with or against the Company;

•	is not permitted to receive compensation in connection with services performed relating to any transaction entered into by the Company, other than compensation received in the ordinary course of the Covered Officer’s employment by the Company;

•	should avoid making any personal investment, acquiring any personal financial interest or entering into any association that interferes, might interfere, or might reasonably be thought to interfere, with his or her independent exercise of judgment on behalf of the Company and in its best interests; and

•	take or otherwise appropriate for his or her personal benefit, or for the benefit of any other person or enterprise, any opportunity or potential opportunity that arises or may arise in any line of business in which the Company or any Company subsidiary or affiliate engages or is considering engaging without first notifying and obtaining the written approval of the Company’s Chief Executive Officer or Chief Financial Officer or his/her designee.

•	To protect and advance the interests of the Company in any situation where the interests of the Company and the interests of a Covered Officer may conflict or be perceived to conflict, it will generally be necessary for the Covered Officer to cease to be involved in dealing with the situation on behalf of the Company and for another director, officer or employee of the Company to act on the matter on behalf of the Company, for example in the negotiation of a transaction on behalf of the Company.

•	There is no “bright-line” test for, or comprehensive definition of what constitutes, a conflict of interest, although the minimum standard is compliance with all applicable laws, this Code of Ethics, and the Code of Business Conduct and Ethics. Accordingly, while not every situation that may give rise to a conflict of interest can be enumerated either in this Code of Ethics or the Code of Business Conduct and Ethics, a Covered Officer must treat as a conflict of interest any situation in which that person, or any person with whom he or she has a personal relationship, including but not limited to a family member, in-law, business associate, or a person living in such Covered Officer’s personal residence:

•	solicits or accepts, directly or indirectly, from customers, suppliers or others dealing with the Company any kind of gift or other personal, unearned benefit as a result of his or her position with the Company (other than non-monetary items of nominal intrinsic value);

•	has any financial interest in any competitor, customer, supplier or other party dealing with the Company (other than ownership of publicly traded securities of such a company having in the aggregate a value of no more than $500.00);

•	has a consulting, managerial or employment relationship in any capacity with a competitor, customer, supplier or other party dealing with the Company, including the provision of voluntary services; or

•	acquires, directly or indirectly, real property, leaseholds, patents or other property or rights in which the Company has, or the Covered Officer knows or has reason to believe at the time of acquisition that the Company is likely to have, an interest.

2. Full, Fair and Timely Disclosure; Adequacy of Disclosure Controls and Procedures and Internal Control Over Financial Reporting.

The Covered Officers are responsible under the federal securities laws and this Code of Ethics for assuring accurate, full, fair, timely and understandable disclosure in all of the Company’s public communications, including but not limited to any report or other document filed with or submitted to the SEC or other governmental agency or entity, or in a press release, investor conference or any other medium in which a Covered Officer purports to communicate on behalf of the Company. Accordingly, it is the responsibility of each of the Covered Officers promptly to bring to the attention of the Chairman of the Audit Committee any credible information of which he or she becomes aware that would place in doubt the accuracy and completeness in any material respect of any disclosures of which he or she is aware that have been made, or are to be made, directly or indirectly by the Company in any public SEC filing or submission or any other formal or informal public communication, whether oral or written (including but not limited to a press release).

In addition, each Covered Officer is responsible for promptly bringing to the attention of the Chairman of the Audit Committee and the Chief Financial Officer of the Company any credible information of which he or she becomes aware that indicates any deficiency in the Company’s internal control over financial reporting within the meaning of Section 404 of the Sarbanes-Oxley Act and the SEC’s implementing rules, and/or the Company’s disclosure controls and procedures for preparing SEC reports or other public communication as mandated by Section 302 of the Sarbanes-Oxley Act and the SEC’s implementing rules, even if a materially inaccurate or incomplete disclosure by or on behalf of the Company has not resulted or is not expected imminently to result from such deficiency.

Each Covered Officer is reminded, moreover, that the Company is required by law and its Business Conduct Code to keep books and records that accurately and fairly reflect its business operations, its acquisition and disposition of assets and its incurrence of liabilities, as part of a system of internal accounting controls that will ensure the reliability and adequacy of these books and records and that will ensure that access to Company assets is granted only as permitted by Company policies.

3. Compliance with the Code of Ethics; Violations of Law.

Each Covered Officer will promptly bring to the attention of the Chairman of the Audit Committee (or such other person as may be designated by the Board of Directors of the Company (the “Board”) from time to time) any credible information he or she may receive or become aware of indicating:

•	that any violation by a Covered Officer of this Code of Ethics either has occurred, may be occurring, or is imminent;

•	that any violation of the U.S. federal securities laws or any rule or regulation thereunder by a Covered Officer has occurred, may be occurring, or is imminent; or

•	that any violation by a Covered Officer of any other law, rule or regulation applicable to the Company has occurred, is occurring or is imminent.

In reporting violations under this section, Covered Officers may elect to utilize the confidential or anonymous complaint procedures for contacting directly the Audit Committee and/or its Chairman set forth in the Company’s Procedures for Addressing Complaints About Accounting Matters (the “Whistleblower Complaint Procedures”).

Unless otherwise directed by the Audit Committee or the full board, the Chairman of the Audit Committee will have responsibility for investigating and responding to violations reported under this section, which will be treated as Accounting Complaints under the Audit Committee Procedures for Addressing Complaints About Accounting Matters (“Complaint Procedures”). Among other things, the provisions of Section C of the Complaint Procedures relating to the protection of persons making Accounting Complaints will apply to violations reported under this section. The Chairman of the Audit Committee will ensure that the Audit Committee is also promptly informed of all violations reported under this section that are considered credible and meritorious.

A completed certificate attesting to compliance with this Code of Ethics will be obtained from all Covered Officers by the Chief Financial Officer promptly after the approval of this Code of Ethics by the Audit Committee or an individual becoming a Covered Officer, as pertinent, and, thereafter on an annual basis. The Chief Financial Officer will make all such certificates available to the Audit Committee or full Board, upon request.

4. Independent Auditors.

Covered Officers are prohibited from directly or indirectly taking any action to fraudulently influence, coerce, manipulate or mislead the Company’s independent public auditors for the purpose of rendering the financial statements of the Company misleading.

5. Amendments to and Waivers of the Code of Ethics.

Where an amendment to or waiver of this Code of Ethics may be necessary or appropriate with respect to a Covered Officer, such person shall submit a request for approval to the Board. Only the Board, or a duly authorized committee of the Board, may grant waivers from compliance with this Code of Ethics or make amendments to this Code of Ethics. All waivers, including implicit waivers and the reasons for the waiver, and amendments will be publicly disclosed as required by applicable SEC regulations and the requirements of the Nasdaq Stock Market, Inc., and no waiver, implicit waiver or amendment of this Code of Ethics will become effective until such public disclosure is made. For this purpose, a “waiver” means the approval by the Board of a material departure from a provision of this Code of Ethics and an “implicit waiver” means the failure of the Board to take action within a reasonable period of time regarding a material departure from a provision of this Code of Ethics after any executive officer of the Company has become aware of such material departure.

If the Board, or a duly authorized committee of the Board, decides to grant a waiver from this Code of Ethics, it will ensure that, if the circumstances warrant, the waiver is accompanied by appropriate controls designed to protect the Company from the risks of the transaction with respect to which the waiver is granted. The Audit Committee will be advised of the waiver for the purposes of ensuring prompt disclosure of the waiver and modification (if required) of the Company’s disclosure controls or procedures in light of the waiver.

6. Sanctions for Violations.

In the event of a violation of this Code of Ethics by a Covered Officer, the Board or the Audit Committee, as appropriate, will determine the appropriate actions to be taken after considering all relevant facts and circumstances. Such actions will be reasonably designed to:

•	deter future violations of this Code of Ethics or other wrongdoing; and

•	promote accountability for adherence to the policies of this Code of Ethics and other applicable policies.

In determining the appropriate sanction in a particular case, the Board, the Audit Committee or the Company’s management, as appropriate, may consider the following matters:

•	the nature and severity of the violation;

•	whether the violation was a single occurrence or repeated occurrences;

•	whether the violation appears to have been intentional or inadvertent;

•	whether the individual(s) involved had been advised prior to the violation as to the proper course of action; and

•	whether or not the individual in question had committed other violations in the past.

Covered Officers are reminded that violations of this Code of Ethics may also constitute violations of law that may result in civil or criminal penalties for the Covered Officers and/or the Company.

APPENDIX E

EPICEPT CORPORATION

2005 EQUITY INCENTIVE PLAN

1.  PURPOSE.  The EpiCept Corporation 2005 Equity Incentive Plan (the “Plan”) is intended to attract, retain and motivate officers and employees of, consultants to, and non-employee directors providing services to the EpiCept Corporation (the “Company”) and its subsidiaries and affiliates by providing them with appropriate incentives and rewards either through a proprietary interest in the long-term success of the Company or compensation based on their performance in fulfilling their personal responsibilities,

2.  ADMINISTRATION,

(a) Committee.  The Plan will be administered by a committee (the “Committee”) appointed by the Board of Directors of the Company (the “Board”) from among its members and shall be comprised, unless otherwise determined by the Board, of not less than two (2) members each of whom shall be (i) a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) “outside directors” within the meaning of Treasury Regulation Section 1.162-27 (e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and (iii) an “independent directors” within the meaning of the listing requirements of the NASDAQ (and each other exchange on which the Company may be listed).

(b) Authority.  The Committee is authorized, subject to the provisions of the Plan, to establish such rules as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations in its sole discretion and to take such action in connection with the Plan and any awards granted hereunder as it deems necessary or advisable, including the right to accelerate the vesting or exerciseability of awards, establish the terms and conditions of awards and cancel awards upon a Change of Control. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives.

(c) Indemnification.  Except in circumstances involving bad faith or willful misconduct of the person acting or failing to act, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith or willful misconduct.

(d) Delegation and Advisers.  The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable. Any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.

3.  PARTICIPANTS.  Participants will consist of such officers, employees, consultants, and non-employee directors of the Company and its subsidiaries and affiliates as the Committee in its sole discretion determines and whom the Committee may designate from time to time to receive awards under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive an award in any other year or, once designated, to receive the same type or amount of award as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective awards.

4.  TYPE OF AWARDS.  Awards under the Plan may be granted in any one or a combination of: (a) stock options, (b) restricted stock, and (c) cash. Restricted stock, and cash awards may, as determined by the Committee in its discretion, constitute performance-based awards, as described in Section 8 hereof. Awards granted under the Plan shall be evidenced by agreements (which need not be identical) that provide additional terms and conditions associated with such awards, as determined by the Committee in its sole discretion; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreement, the provisions of the Plan shall prevail.

5.  COMMON STOCK AVAILABLE UNDER THE PLAN.

(a) Maximum Shares.  The aggregate number of shares of common stock of the Company, par value $0.0001 (“Shares”) that may be issued under this Plan shall be 4,000,000 Shares, which may be authorized and unissued or treasury Shares, subject to Section 5(c) hereof and Section 11 hereof (“Maximum Shares”). The maximum number of Shares with respect to which awards may be granted or measured to any individual participant under the Plan in any calendar year during the term of the Plan shall not exceed 1,500,000 Shares (subject to adjustments made in accordance with Section 11 hereof) (the “Individual Maximum”).

(b) Counting Shares.  Shares shall be charged against the Maximum Shares and Individual Maximum, and, if applicable, the ISO Maximum, upon the grant of each award (other than cash awards to be settled only in cash and performance based awards which are not denominated in common stock) regardless of the vested status of the award.

(c) Additional Shares.  Any Shares subject to an outstanding award granted under the Plan which are, for any reason, forfeited, expired, canceled or settled in cash without delivery to the award recipient of Shares, shall again be available for awards under the Plan.

Any Shares delivered to the Company as part or full payment for the exercise or purchase price of an award granted under this Plan or, to the extent the Committee determines that the availability of ISOs under the Plan will not be compromised to satisfy the Company’s withholding obligation with respect to an award granted under this Plan, shall again be available for awards under the Plan, provided however, that such Shares shall continue to be counted as outstanding for purposes of determining whether an Individual Maximum has been attained.

6.  STOCK OPTIONS.

(a) Generally.  Stock options will consist of awards from the Company that will enable the holder to purchase a number of Shares at set terms. Options shall be either incentive stock options or nonqualified stock options. The Committee shall have the authority to grant to any participant stock options. A stock option granted as an incentive stock option shall, to the extent it fails to qualify as an incentive stock option, be treated as a nonqualified option. Each stock option shall be subject to such terms and conditions, including vesting, consistent with the Plan as the Committee may impose from time to time, subject to the following limitations.

(b) Exercise Price.  Each stock option granted hereunder shall have such per-Share exercise price as the Committee may determine at the date of grant. Except as hereafter provided, the per-Share exercise price of a stock option shall not be less than the fair market value (as defined in Section 15 of the Plan) of a Share on the date of grant; provided, however, that if a stock option is granted to a participant upon assumption of or in substitution of an award granted by another entity in connection with a corporate transaction between the Company and the granting entity, such as a merger, consolidation or acquisition, the exercise price may be less than fair market value of a Share on the date the substitute stock option is granted if the aggregate fair market value of the Shares subject to the substitute stock option over the aggregate exercise price of the substitute stock option does not exceed the aggregate fair market value of the shares of the predecessor entity subject to the award being assumed or substituted as of the date immediately preceding the corporate transaction (as determined by the Committee), over the aggregate grant price or exercise price of any such award.

(c) Payment of Exercise Price.  The option exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of Shares. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale proceeds to pay the exercise price. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan.

(d) Exercise Period.  Stock options granted under the Plan shall be exercisable to the extent vested, at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no stock option shall be exercisable later than ten (10) years after the date it is granted except in the event of a participant’s death within six (6) months prior to such expiration date, in which case, the exercise period of such participant’s stock options may be extended beyond such period but no later than one (1) year after the participant’s death. All stock options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option agreement at the date of grant.

(e) Limitations on Incentive Stock Options.  Incentive stock options may be granted only to participants who are employees of the Company or of a “parent corporation” or “subsidiary corporation” (as defined in Sections 424(e) and (f) of the Code, respectively) at the date of grant. The aggregate fair market value (determined as of the time the stock option is granted) of the Shares with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and of any parent corporation or subsidiary corporation) shall not exceed one hundred thousand dollars ($100,000). For purposes of the preceding sentence, incentive stock options will be taken into account in the order in which they are granted. The per-Share exercise price of an incentive stock option shall not be less than 100% of the fair market value of the common stock on the date of grant, and no incentive stock option may be exercised later than 10 years after the date it is granted or, in the case of the death of a participant, such longer period as permitted by Section 6(d).

(f) Additional Limitations on Incentive Stock Options for Ten Percent Shareholders.  Incentive stock options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent corporation or subsidiary corporation, unless the exercise price of the option is fixed at not less than 110% of the fair market value of the common stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option or, in the case of the death of a participant, such longer period as permitted by Section 6(d).

7.  RESTRICTED STOCK AWARDS.

(a) Generally.  The Committee may, in its discretion, grant restricted stock awards consisting of common stock issued or transferred to participants with or without other payments therefor, which are subject to transferability restrictions and/or a substantial risk of forfeiture. Restricted stock awards shall be construed as an offer by the Company to the participant to purchase the number of shares of common stock subject to the restricted stock award at the purchase price, if any, established therefor, and shall be subject to acceptance by a participant.

(b) Payment of the Purchase Price.  If a restricted stock award requires payment therefor, the purchase price of any shares of common stock subject to a restricted stock award may be paid in any manner authorized by the Committee, which may include any manner authorized under the Plan for the payment of the exercise price of a stock option. Restricted stock awards may also be made in consideration of services rendered to the Company or its subsidiaries or affiliates.

(c) Additional Terms.  Restricted stock awards may be subject to such terms and conditions, including vesting, as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the right of the Company to reacquire such shares for no consideration upon termination of the participant’s employment within specified periods, and may constitute performance-based awards, as described in Section 8 hereof. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the common stock covered by such an award. The Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed.

(d) Rights as a Shareholder.  Holders of restricted stock awards have the right to receive dividends and to vote the shares; provided, however, unless the Committee or the award agreement provides otherwise, dividends on restricted stock awards shall be held in escrow and shall be payable, at such time as the restrictions on the shares lapse, in either cash, shares or if applicable the kind of property distributed as a dividend or any combination thereof.

8.  CASH AWARDS.  The Committee may grant awards to be settled in cash; provided, however, that non-employee directors shall not be eligible for cash awards. Cash awards may be subject to such terms and conditions, including vesting, as the Committee determines to be appropriate. Cash awards may constitute performance-based awards, as described in Section 9 hereof. The Company may, in its discretion, permit participants to defer settlement of cash awards. The maximum award that may be granted to any participant as a cash award in any calendar year is $1,500,000.00.

9.  PERFORMANCE-BASED AWARDS.

(a) Generally.  Any awards granted under the Plan may be granted in a manner such that the awards qualify for the performance-based compensation exemption of Section 162(m) of the Code (“performance-based awards”). As determined by the Committee in its sole discretion, either the granting or vesting of such performance-based awards shall be based on achievement of hurdle rates, growth rates, and/or reductions in one or more business criteria determined by the Committee that apply to the individual participant, one or more business units or the Company as a whole.

(b) Establishment of Performance Goals.  With respect to performance-based awards, the Committee shall establish in writing (i) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (ii) the individual employees or class of employees to which such performance goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed).

(c) Certification of Performance.  No performance-based awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.

(d) Modification of Performance-Based Awards.  With respect to any awards intended to qualify as performance-based awards, after establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. However, the measurement of performance against goals shall exclude the impact of charges for restructurings, discontinued operations, extraordinary items and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles as identified in the financial statements, notes to the financial statements or management’s discussion or analysis. In accordance with Section 162(m) of the Code, the Committee may only exercise negative discretion with respect to the amount of a performance-based award.

10.  FOREIGN LAWS.  The Committee may grant awards to individual participants who are subject to the tax laws of nations other than the United States, which awards may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such awards by the appropriate foreign governmental entity; provided, however, that no such awards may be granted pursuant to this Section 10 and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

11.  ADJUSTMENT PROVISIONS; CHANGE OF CONTROL.

(a) Adjustment Generally.  If there shall be any change in the common stock of the Company, through merger, consolidation, reorganization, recapitalization, stock or special one-time cash dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding award such that each such award shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the common stock subject to such award had such award been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur.

(b) Modification of Awards.  In the event of any change or distribution described in subsection (a) above, in order to prevent dilution or enlargement of participants’ rights under the Plan, the Committee will have authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding awards, the exercise price applicable to outstanding awards, and the fair market value of the common stock and other value determinations applicable to outstanding awards; provided, however, that any such arithmetic adjustment to a performance-based award shall not cause the amount of compensation payable thereunder to be increased from what otherwise would have been due upon attainment of the unadjusted award. Appropriate adjustments may also be made by the Committee in the terms of any awards under the Plan to reflect such changes or distributions and to modify any other terms of outstanding awards on an equitable basis, including modifications of performance targets and changes in the length of performance periods; provided, however, that any such arithmetic adjustment to a performance-based award shall not cause the amount of compensation payable thereunder to be increased from what otherwise would have been due upon attainment of the unadjusted award. In addition, other than with respect to stock options and other awards intended to constitute performance-based awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles.

(c) Effect of a Change of Control.  Notwithstanding any other provision of this Plan, if there is a Change of Control (as defined in subsection (d) below) of the Company, the Committee may provide at anytime prior to the Change of Control that all then outstanding stock options and unvested cash awards shall immediately vest and become exercisable and any restrictions on restricted stock awards shall immediately lapse. In addition, the Committee may provide that all awards held by participants who are at the time of the Change of Control in the service of the Company a subsidiary or affiliate shall remain exercisable for the remainder of their terms notwithstanding any subsequent termination of a participant’s service. All awards shall be subject to the terms of any agreement effecting the Change of Control, which agreement may provide, without limitation, that in lieu of continuing the awards, each stock option outstanding hereunder shall terminate within a specified number of days after notice to the holder, and that such holder shall receive, with respect to each share of common stock subject to such stock option, an amount equal to the excess of the fair market value of such shares of common stock immediately prior to the occurrence of such Change of Control over the exercise price (or base price) per Share underlying such stock option with such amount payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine. A provision like the one contained in the preceding sentence shall be inapplicable to a stock option granted within 6 months before the occurrence of a Change of Control if the holder of such stock option is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to such holder.

(d) Definitions.

(i) For purposes of this Section 11, a “Change of Control” of the Company shall be deemed to have occurred upon any of the following events:

(A) Any person(s), as such term is defined in Section 13(d) of the Exchange Act as of the Effective Date, or group of persons, becomes directly or indirectly, a “beneficial owner” as such term is used as of the Effective Date in Rule 13d-3 promulgated under the Exchange Act, of 50% or more of the Voting Securities of the Company (measured either by number of Voting Securities or voting power);

(B) a majority of the Board of Directors consists of individuals other than “Incumbent Directors” which term means the members of the Board of Directors on the Effective Date; provided that any individual becoming a director subsequent to such date whose election or nomination for election was supported (other than in connection with any actual or threatened proxy contest) by two-thirds of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director; or

(C) (A) the Company combines with another entity and is the surviving entity, or (B) all or substantially all of the assets or business of the Company is disposed of pursuant to a sale, merger, consolidation, liquidation, dissolution or other transaction or series of transactions (collectively, a “Triggering Event”) unless the holders of Voting Securities of the Company immediately prior to such Triggering Event beneficially own, directly or indirectly, by reason of their ownership of Voting Securities of the Company immediately prior to such Triggering Event, more than 50% of the Voting Securities (measured both by number of Voting Securities and by voting power) of (x) the Company, in the case of a combination in which the Company is the surviving entity and (y) in any other case, the entity if any that succeeds to substantially all of the Company’s business and assets.

(ii) For purposes of this Section 11, “Voting Securities” shall mean issued and outstanding securities of any class or classes having general voting power, under ordinary circumstances in the absence of contingencies, to elect, the members of the Board of Directors, or other governing body, of the Company.

12.  TERMINATION OF SERVICE.

(a) Termination (other than for Cause).  Unless the Committee or the applicable award agreement provides otherwise, if a participant’s service with the Company or any subsidiary or affiliate terminates for any reason other than for “cause” (which shall have the meaning defined in the applicable award agreement or, in the absence of such definition shall be defined by the Committee).

(i) Stock Options.  Except as provided in Section 1 l(c) hereof, any outstanding stock options shall expire on the earlier of:

(A) the expiration of their term,

(B) 90 days following termination of the participant’s service other than termination of service on account of death or Disability.

provided, however, that a participant (or in the case of the participant’s death or Disability, the participant’s representative) may exercise all or part of the participant’s stock options at any time before the expiration of such stock options following termination of service only to the extent that the stock options are vested on or before the date participant’s service terminates. The balance of the stock options s (which are not vested on the date participant’s service terminates) shall lapse when the participant’s service terminates.

If by virtue of this provision, an incentive stock option is not exercised within three (3) months after a participant’s employment terminates, then unless such participant’s employment termination is due to his or her death or Disability (defined for this purpose only as described in Section 22(e)(3) of the Code), the incentive stock option shall be treated as a nonqualified stock option.

(ii) Restricted Stock Awards. All unvested restricted stock awards shall expire upon termination of service.

(iii) Cash Awards/Performance-Based Awards. All cash awards and performance-based awards shall be forfeited upon termination of service.

(b) Termination of Service (for Cause).  All of a participant’s awards (including any exercised stock options for which shares or cash have not. been delivered to the participant) shall be cancelled and forfeited immediately on the date of the participant’s termination of service with the Company or any subsidiary if such termination is for cause or cause exists on such date, and the Company shall return to the participant the price (if any) paid for any undelivered shares. Should a participant die at a time when cause exists, all of the participant’s awards (including any exercised stock options for which shares have not been delivered to the participant) shall be cancelled and forfeited immediately as of the date of the participant’s death.

(c) Leave of Absence.  For purposes of this Section 12, service shall be deemed to continue while the participant is on a bona fide leave of absence, if such leave was approved by the Company in writing or if continued crediting of service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Committee).

13.  NONTRANSFERABILITY.  Each award granted under the Plan to a participant shall not be transferable except by will or the laws of descent and distribution or as permitted by the Committee to a participant’s spouse, lineal descendants, siblings, parents, heirs, executors, administrators, testamentary trustees, legatees, beneficiaries or a trust for the exclusive benefit of any of the foregoing persons, or to any charitable organizations described in

Section 501(c)(3) of the Code, which shall have discretion to permit transferability to third parties under such terms and conditions as it shall determine. In the event of the death of a participant (which for this purpose only shall include any transferee), each stock option theretofore granted to him or her shall be exercisable during such period after his or her death as described in Section 12 hereof but unless the Committee or the award agreement provides otherwise, such award shall only be exercisable by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the stock option shall pass by will or the laws of descent and distribution.

14.  OTHER PROVISIONS.  The granting of or distribution under any award under the Plan may also be subject to such other provisions (whether or not applicable to the awards of any other participant) as the Committee determines appropriate, including, without limitation, for the forfeiture of, or restrictions on resale or other disposition of, common stock acquired under any form of award, for the acceleration of exercisability or vesting of awards in the event of a Change of Control, for the payment of the value of awards to participants in the event of a Change of Control, or to comply with federal and state securities laws, or understandings or conditions as to the participant’s employment in addition to those specifically provided for under the Plan.

15.  FAIR MARKET VALUE.  For purposes of this Plan and any awards awarded hereunder, fair market value per Share as of a particular date shall mean (i) if shares are then listed on a national stock exchange, the closing price per Share on the exchange for the last preceding date on which there was a sale of shares on such exchange, as determined by the Committee, (ii) if shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for such shares in such over-the- counter market for the last preceding date on which there was a sale of such shares in such market, as determined by the Committee, or (iii) if shares are not then listed on a national exchange or traded on an over-the-counter market, such value as the Committee in its discretion may in good faith determine; provided that, where such shares are so listed or traded, the Committee may make discretionary determinations where the shares have not been traded for 10 trading days.

16.  WITHHOLDING.  All payments or distributions of awards made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements at the minimum statutory withholding rates. If the Company proposes or is required to distribute common stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such common stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit an optionee or award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with any award consisting of shares of common stock by electing to have the Company withhold shares of common stock having a fair market value equal to the amount of tax to be withheld, such tax calculated at minimum statutory withholding rates.

17.  TENURE.  A participant’s right, if any, to continue to serve the Company or any of its subsidiaries or affiliates as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

18.  UNFUNDED PLAN.  Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

19.  NO FRACTIONAL SHARES.  No fractional shares of common stock shall be issued or delivered pursuant to the Plan or any award. The Committee shall determine whether cash, or awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

20.  DURATION, AMENDMENT AND TERMINATION.  No award shall be granted more than 10 years after the Effective Date. The Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. No amendment of the Plan may be made without approval of the stockholders of the Company if the amendment will: (i) increase the aggregate number of shares of common stock that may be delivered through stock options under the Plan; (ii) increase the Maximum Shares or the Individual Maximum as set forth in Section 5 hereof; (iii) permit the re-pricing of an award to a lower exercise price, base price or purchase price, as applicable, (including, without limitation, the cancellation of an award followed by a re-grant of that award six (6) months later); (iv) modify the requirements as to eligibility for participation in the Plan; or (v) change the legal entity authorized to make awards under the Plan.

21.  GOVERNING LAW.  This Plan, awards granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of of laws).

22.  EFFECTIVE DATE.  The Plan shall be effective as of the Effective Time (as such term is defined in the Agreement and Plan of Merger, among the Company, Magazine Acquisition Corp. and Maxim Pharmaceuticals, Inc., dated as of September 6, 2005) (the “Effective Date”), provided that the Plan is approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company within 12 months of the Effective Date, and such approval of stockholders shall be a condition to the right of each participant to receive any awards hereunder. Any awards granted under the Plan prior to such approval of stockholders shall be effective as of the date of grant (unless, with respect to any award, the Committee specifies otherwise at the time of grant), but no such award may be exercised or settled and no restrictions relating to any award may lapse prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such award shall be cancelled.

EPICEPT CORPORATION C/O PROXY SERVICES P.O. BOX 9141 FARMINGDALE, NY 11735
VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 22, 2007. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by EpiCept Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to EpiCept Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	EPICE1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EPICEPT CORPORATION

THE DIRECTORS RECOMMEND A VOTE “FOR” ALL ITEMS.

Vote on Directors		For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

1.	To elect as Directors of EpiCept Corporation the nominees listed below.
	01) Gerhard Waldhein 02) John F. Bedard	☐	☐	☐

Vote on Proposals		For	Against	Abstain

2.
The ratification of the selection by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31, 2007;
		☐	☐	☐

3.	Amend the Certificate of Incorporation to increase the number of authorized shares of common stock.	☐	☐	☐

4.	Amend the 2005 Equity Incentive Plan to increase number of available shares and to authorize the issuance of restricted stock units.	☐	☐	☐

5.	Adjourn the Annual Meeting to solicit additional proxies in the event there are insufficient votes to approve any of the foregoing Proposals.	☐	☐	☐

6.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.	☐	☐	☐

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, 3, 4, 5, and 6. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

EpiCept Corporation
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
MAY 23, 2007
     The stockholder(s) hereby appoint(s) John V. Talley and Robert W. Cook, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all the shares of Common Stock of EpiCept Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. (Eastern Daylight Time) on May 23, 2007, at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, NY 10153, and any adjournment or postponement thereof.
     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE.